Exhibit 10.96

FRAMEWORK AGREEMENT

                This Framework Agreement (this “Agreement”) is made as of the 14th day of May, 2002 (the “Effective Date”), between I.C. ISAACS & COMPANY, INC., a Delaware corporation (the “Corporation”), I.C. ISAACS & COMPANY L.P., a Delaware limited partnership (“Isaacs”), Textile Investment International S.A., a Luxembourg corporation (“Textile Investment”), Latitude Licensing Corp., a Delaware corporation (“Latitude Licensing”), and Würzburg Holding S.A., a Luxembourg corporation, also known in abbreviation as Würzburg S.A. (“Würzburg”) (Textile Investment, Latitude Licensing and Würzburg are each referred to herein individually as a “Girbaud Entity” and collectively as the “Girbaud Entities”).

                In consideration of the premises and the mutual promises herein contained, the sufficiency and adequacy of which are acknowledged and agreed to be fair and adequate, the parties intending to be legally bound agree as follows:

ARTICLE I

CONSTRUCTION AND DEFINED TERMS

                SECTION 1.01               Articles and Sections.  The Article and Section headings and captions in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.  The references in this Agreement to Articles and Sections shall be read as Articles or Sections of this Agreement unless otherwise specifically provided.

SECTION 1.02.            Defined Terms.  Unless otherwise expressly stated in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

                “Ambra” As defined in Section 2.02.

                “Ambra/Textile Purchase Agreement” As defined in Section 2.02.

                “Amendment to Men’s License Agreement” As defined in Section 2.01.

                “Amendment to Women’s License Agreement” As defined in Section 2.01.

                “Certificate of Designation” As defined in Section 2.01.

                “Class II Director” means one of the Directors elected at the 2002 Annual Meeting of Stockholders to serve until the 2005 Annual Meeting of Stockholders.

                “Code” means the Internal Revenue Code of 1986, as amended.

                “Common Stock” As defined in Section 2.01.

                “Company Director” means any Company Director (as defined in the form of Stockholders’ Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

                “Company-Nominated Independent Director” means any Company-Nominated Independent Director (as defined in the form of Stockholders’ Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

                “Congress Financial”  Congress Financial Corporation, a Delaware corporation, and its successors and assigns.

                “Congress Financial Credit Documents” means collectively, the Accounts Financing Agreement [Security Agreement] and Covenant Supplement to Accounts Financing Agreement [Security Agreement] dated June 16, 1992, by and between Congress Financial and Isaacs, and all agreements, documents, and instruments at any time executed and/or delivered by Isaacs or any other Person to, with, or in favor of, Congress Financial in connection therewith or related thereto, as all of the foregoing may be amended, modified, supplemented, extended, renewed, restated, or replaced from time to time.

                “Corporation Registered Agent” As defined in Section 10.07.

                “D & O Questionnaire” means any directors and officers questionnaire for the Corporation prepared by the Corporation’s counsel.

                “Directors”  means the members of the Board of Directors of the Corporation.

                “Exchange Act” As defined in Section 3.05.

                “First Consulting Fee Payment”  As defined in Section 3.03.

                “Girbaud License Agreements” means the Trademark License and Technical Assistance Agreement dated January 15, 1998 and the Trademark License and Technical Assistance Agreement For Women’s Collections dated March 4, 1998, both by and between Latitude Licensing and Isaacs and both as amended.

                “Isaacs Registered Agent” As defined in Section 10.07.

                “Latitude Registered Agent” As defined in Section 10.07.

                “New York Court” As defined in Section 10.06.

                “New York Courts” As defined in Section 10.06.

                “Original Note” means the Subordinated Secured Promissory Note dated as of March 15, 2001 in the original principal amount of Seven Million Two Hundred Thousand Dollars ($7,200,000) made by Isaacs payable to the order of Ambra.

                “Person” means any natural person, corporation, limited liability company, partnership, joint venture, entity, association, joint-stock company, trust or unincorporated organization and any governmental authority.

                “Process Agent” As defined in Section 10.07.

                “Proxy Statement” means the Corporation’s Proxy Statement for the 2002 Annual Meeting of Stockholders.

                “Replacement Note” means the Amended and Restated Subordinated Secured Promissory Note dated as of May          , 2002 with a principal amount of Six Million Five Hundred Fifty-seven Thousand Nine Hundred Eight and 53/100 Dollars ($6,557,908.53) in the form attached hereto as Exhibit A.

                “Satisfactory Nominees” As defined in the form of Stockholders’ Agreement attached hereto as Exhibit D.

                “Securities Act” As defined in Section 3.05.

                “Stock” As defined in the form of Stockholders’ Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

                “Stockholder Director” means any Stockholder Director (as defined in the form of Stockholders’ Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

                “Stockholder-Nominated Independent Director” means any Stockholder-Nominated Independent Director (as defined in the form of Stockholders’ Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

                “Stockholders” means Textile Investment and Würzburg.

                “Stockholders’ Agreement” As defined in Section 2.01.

                “Termination Date” As defined in Section 9.01.

                “Textile Consent Letter Agreement” means the consent letter agreement made as of May 3, 2002 by and among the Corporation, Isaacs, Textile Investment and Würzburg.

                “382 Affiliate” As defined in Section 3.07.

                “Transaction Documents” means collectively, the Amendment to Men’s License Agreement, the Amendment to Women’s License Agreement, the Stockholders’ Agreement, the Certificate of Designation and the Warrants.

                “2002 Annual Meeting of Stockholders” means the 2002 annual meeting of stockholders of the Corporation and any adjournments or postponements thereof.

                “Voting  Agreement” means the Voting Agreement by and among Textile Investment, Würzburg, Robert J. Arnot, Jon Hechler, Ronald S. Schmidt, Eugene C. Wielepski, and Thomas Ormandy dated as of the date hereof.

                “Warrants” As defined in Section 2.01.

ARTICLE II

TRANSACTION DOCUMENTS

                SECTION 2.01               Execution and Delivery of Transaction Documents.  Within fifteen (15) days after the satisfaction of all the conditions set forth in Sections 2.02 and 2.03 hereof, the Corporation, Isaacs and each of the Girbaud Entities shall execute and deliver, or to cause to be executed and delivered and, if necessary for the effectiveness thereof, to be filed with the appropriate governmental authorities, the following documents:

                                (a)           Amendment No. 4 to Trademark License and Technical Assistance Agreement in the form of Exhibit B attached hereto (the “Amendment to Men’s License Agreement”);

                                (b)           Amendment No. 6 to Trademark License and Technical Assistance Agreement for Women’s Collections in the form of Exhibit C attached hereto (the “Amendment to Women’s License Agreement”);

                                (c)           I.C. Isaacs & Company, Inc. Stockholders’ Agreement in the form of Exhibit D attached hereto (the “Stockholders’ Agreement”);

                                (d)           Second Certificate of Amendment to Certificate of Designation, Number, Voting Powers, Preferences and Rights of the Series of the Preferred Stock of I.C. Isaacs & Company, Inc. Designated as Series A Convertible Preferred Stock in the form of Exhibit E attached hereto (the “Certificate of Designation”); and

                                (e)           I.C. Isaacs & Company, Inc. Common Stock Purchase Warrant No. 1 for 300,000 shares of common stock, par value $0.0001 per share, of the Corporation and I.C. Isaacs & Company, Inc. Common Stock Purchase Warrant No. 2 for 200,000 shares of common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”) in the forms of Exhibit F-1 and Exhibit F-2 attached hereto (collectively, the “Warrants”).

                SECTION 2.02.      Conditions Precedent to Obligation of the Corporation and Isaacs to Execute the Transaction Documents.  The obligation of the Corporation and Isaacs to execute and deliver the Transaction Documents, or to cause the Transaction Documents to be executed and delivered, and, if necessary for the effectiveness thereof, to be filed with the appropriate governmental authorities, shall be subject to the satisfaction of each of the following conditions:

                                (a)           the transactions contemplated by that certain Asset Purchase Agreement dated May 6, 2002 by and between Ambra Inc. (“Ambra”), Hugo Boss AG, Textile Investment and Frontline Clothing Limited (the “Ambra/Textile Purchase Agreement”) have been consummated and any and all documents, instruments and agreements contemplated by the Ambra/Textile Purchase Agreement have been executed and delivered to Ambra, the Girbaud Entities or such other Person as shall be specified in or required by the terms of the Ambra/Textile Purchase Agreement, and the Corporation shall have received a fully executed copy of the Ambra/Textile Purchase Agreement and any such documents, instruments and agreements contemplated thereby or relating thereto;

                                (b)           Congress Financial shall have consented in writing to the transactions contemplated by the Ambra/Textile Purchase Agreement and the Corporation shall have received a complete copy of such written consent;

                                (c)           Textile Investment shall have delivered to Isaacs the Original Note, which shall have been indorsed to Textile Investment by Ambra and marked “cancelled,” in exchange for the Replacement Note;

                                (d)           each of Textile Investment and Würzburg shall have fulfilled their obligations under the Textile Consent Letter Agreement (provided that Textile Investment and Würzburg shall have until May 13, 2002 to satisfy the obligations required under the terms of the Textile Consent Letter Agreement to have been satisfied on or before May 10, 2002);

                                (e)           the Corporation shall have received,

(i)            all consents or approvals of Congress Financial with respect to the Transaction Documents which are required under any of the Congress Financial Credit Documents;

(ii)           an opinion letter or opinion letters from legal counsel to each of the Girbaud Entities, in form and substance satisfactory to the Corporation and Isaacs, which include, without limitation, opinions to the effect that (A) each Girbaud Entity has the power and authority to enter into each of the Transaction Documents to which it is a party, (B) the Transaction Documents to which each Girbaud Entity is a party are the legal and binding obligations of such Girbaud Entity, enforceable against such Girbaud Entity in accordance with the terms thereof, including without limitation the provisions of the Transaction Documents relating to choice of law, jurisdiction and arbitration, and (C) an arbitral award or judgment obtained against any of the Girbaud Entities would be enforced against such Girbaud Entity in the courts of the jurisdiction of its formation; and

                                (f)            the stockholders of the Corporation shall have approved the Transaction Documents by the vote of a majority of the shares present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders.

                SECTION 2.03.              Conditions Precedent to Obligation of the Girbaud Entities to Execute the Transaction Documents.  The obligation of the Girbaud Entities to execute and deliver the Transaction Documents, or to cause the Transaction Documents to be executed and delivered, shall be subject to the satisfaction of each of the following conditions:

                                (a)           the stockholders of the Corporation shall have approved the Transaction Documents by the vote of a majority of the shares present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders; and

                                (b)           the Girbaud Entities shall have received,

(i)            an opinion letter or opinion letters from legal counsel to each of the Corporation and Isaacs, in form and substance satisfactory to the Girbaud Entities, which include, without limitation, opinions to the effect that (A) each of the Corporation and Isaacs has the power and authority to enter into each of the Transaction Documents to which it is a party, (B) the Transaction Documents to which each of the Corporation and Isaacs is a party are the legal and binding obligations of the Corporation and Isaacs, respectively, enforceable against the Corporation and Isaacs, respectively, in accordance with the terms thereof, including without limitation the provisions of the Transaction Documents relating to choice of law, jurisdiction and arbitration, and (C) an arbitral award or judgment obtained against either the Corporation or Isaacs would be enforceable against the Corporation or Isaacs, respectively.

ARTICLE III

ADDITIONAL COVENANTS

SECTION 3.01.  Directors.  (a)  General.  As of the date hereof, the Board of Directors of the Corporation has nine (9) seats, comprised as follows:

Name

Class I
Robert J. Arnot
Eugene C. Wielepski
Vacancy

Class II
Danny Gladstone
Jon Hechler
Thomas Ormandy

Class III
Neal J. Fox
Ronald S. Schmidt
Vacancy

The Stockholders’ Agreement provides that at all times during the term of such agreement, the Corporation and the Stockholders shall use their best efforts to cause the composition of the Board of Directors to reflect the following proportionate representation of Stockholder Directors, Company Directors, and Independent Directors:

Three (3) Stockholder Directors
Two (2) Company Directors
Four (4) Independent Directors

The Stockholders’ Agreement further provides that two (2) of the Independent Directors shall be Stockholder-Nominated Independent Directors and two (2) of the Independent Directors shall be Company-Nominated Independent Directors.

The Corporation and the Stockholders anticipate that immediately following the 2002 Annual Meeting of Stockholders, the Board of Directors shall have nine (9) members, comprised as follows:

Name	Category

Class I
Robert J. Arnot	Company Director
Staffan Ahrenberg	Stockholder Director
To Be Designated by the Stockholders	Stockholder Director or Stockholder-Nominated Independent Director

Class II
Danny Gladstone	Company Director
John Hechler	Company-Nominated Independent Director
To Be Designated by the Stockholders	Stockholder Director or Stockholder-Nominated Independent Director

Class III
Neal J. Fox	Company-Nominated Independent Director
Olivier Bachellerie	Stockholder Director
To Be Designated by the Stockholders	Stockholder Director or Stockholder-Nominated Independent Director

To cause the membership of the Board of Directors to be as described above, the Corporation, its Board of Directors and the Stockholders shall proceed as follows:

                                (b)           Incumbent Directors.  Messrs. Gladstone and Hechler are presently Directors of the Corporation, and will be named to the slate of nominees to be proposed for election at the 2002 Annual Meeting of Stockholders to continue as Class II Directors.  Mr. Ormandy will not be named to the slate of nominees to be proposed for election to Class II of the Board of Directors at the 2002 Annual Meeting of Stockholders, and his term will expire at the 2002 Annual Meeting of Stockholders.

                                (c)           Other Directors Continuing On.  Messrs. Arnot and Fox are presently Class I and Class III Directors of the Corporation, respectively, and will continue as Class I and Class III Directors, respectively.

                                (d)           Appointment of Initial Girbaud Directors.  Within seven (7) days following satisfaction of the conditions set forth in Sections 2.02(a) and 2.02(c) hereof, the Board of Directors of the Corporation shall appoint Staffan Ahrenberg to fill an existing vacancy in Class I of the Board of Directors of the Corporation and Olivier Bachellerie to fill an existing vacancy in Class III of the Board of Directors of the Corporation; provided that Messrs. Ahrenberg and Bachellerie shall have provided the Corporation with such information as the Corporation shall reasonably request, including a completed and signed D & O Questionnaire for each of them, before the expiration of such seven (7) day period.  Upon their appointment, Messrs. Ahrenberg and Bachellerie shall be deemed Stockholder Directors.

                                (e)           Appointment of Additional Girbaud Directors.  Messrs. Eugene C. Wielepski and Ronald S. Schmidt  have notified the Board of Directors of their respective resignations, effective as of the 2002 Annual Meeting of Stockholders, and the Board of Directors has accepted such resignations.  The Corporation shall (i) propose two (2) Satisfactory Nominees to be elected at the 2002 Annual Meeting of Stockholders to fill the vacancies in Class I and Class III of the Board of Directors of the Corporation created by resignations of Eugene C. Wielepski and Ronald S. Schmidt, respectively, and (ii) name an additional third Satisfactory Nominee to the slate of nominees to be elected to Class II of the Board of Directors at the 2002 Annual Meeting of Stockholders; provided in each case that Würzburg and Textile Investment shall have identified such Satisfactory Nominees and provided to the Corporation such information regarding such Satisfactory Nominees as the Corporation shall reasonably request, including a completed and signed D & O Questionnaire for each such Satisfactory Nominee, at least ten (10) days prior to the filing of the Proxy Statement.

                                (f)            Best Efforts.  The Corporation and the Stockholders shall each use its or their best efforts to cause each of the Satisfactory Nominees named to the slate of nominees pursuant to subsection (e) above to be elected to the Board of Directors of the Corporation.  For purposes of this Agreement, (i) the Corporation shall be considered to have used its “best efforts,” as required by this subsection (f), if it (A) causes two (2) Satisfactory Nominees to be proposed to be elected at the 2002 Annual Meeting of Stockholders to fill vacancies in Class I and Class III of the Board of Directors created by the resignations of Eugene C. Wielepski and Ronald S. Schmidt, and one (1) Satisfactory Nominee to be named to the slate of nominees to be elected to Class II of the Board of Directors at the 2002 Annual Meeting of Stockholders, (B) recommends the election of all such Satisfactory Nominees, and (C) uses all reasonable efforts to cause the election of such Satisfactory Nominees, including the solicitation of proxies in favor of the election of such persons, and (ii) the Stockholders shall be considered to have used their “best efforts,” as required by this subsection (f), if at the 2002 Annual Meeting of Stockholders Würzburg and Textile Investment vote the Stock and any shares of Common Stock with respect to which they have been granted a proxy in accordance with the terms of the Voting Agreement.  Notwithstanding anything to the contrary contained in this Agreement, of the three (3) Satisfactory Nominees named to the slate of nominees or proposed to the stockholders of the Corporation pursuant to Section 3.01(e) above, two (2) shall be Stockholder-Nominated Independent Directors and one (1) shall be a Stockholder Director.

                                (g)           Proxy Statement; Annual Meeting.  The Corporation shall cause the Proxy Statement to be filed with the U.S. Securities and Exchange Commission and mailed to each stockholder of the Corporation entitled to vote at the 2002 Annual Meeting of Stockholders or otherwise entitled to receive the Proxy Statement in accordance with all applicable laws, which Proxy Statement shall reflect the steps or proposals described in this Section 3.01.

SECTION 3.02.              Transactions Approval.  The Corporation, Isaacs, and each of the Girbaud Entities shall use their respective best efforts to cause the transactions contemplated by this Agreement and the Transaction Documents to be approved by all necessary Persons, including, without limitation, the board of directors and/or the stockholders of the Corporation.  For purposes of this Section 3.02, (i) the Corporation shall be considered to have used its “best efforts,” as required by this Section 3.02, if it submits a proposal to the stockholders of the Corporation regarding the Transaction Documents and the transactions contemplated thereby and recommends that the stockholders approve such proposal, and (ii) each of the Girbaud Entities shall be considered to have used its “best efforts,” as required by this Section 3.02, if at the 2002 Annual Meeting of Stockholders Würzburg and Textile Investment vote the Stock and any shares of Common Stock with respect to which they have been granted a proxy in accordance with the terms of the Voting Agreement.

SECTION 3.03.              Payment of Installment of Consulting Fee.  On June 30, 2002, Isaacs shall pay to Würzburg the first quarterly installment payment of the annual consulting fee under the Girbaud License Agreements for the year 2002 in the amount of Sixty-two Thousand Five Hundred and 00/100 Dollars ($62,500.00) (the “First Consulting Fee Payment”).  Isaacs shall pay the First Consulting Fee Payment to Würzburg regardless of whether or not the approval of the stockholders of the Corporation, as described in Section 2.02(f), has been obtained.  The First Consulting Fee Payment shall be credited to Isaacs toward the annual consulting fee to be paid by Isaacs under the Girbaud License Agreements.  If the transactions contemplated by the Transaction Documents are not consummated, then Würzburg shall refund the First Consulting Fee Payment to Isaacs immediately upon Isaacs demand therefor.  If upon demand by Isaacs of a refund of the First Consulting Fee Payment Würzburg fails to refund the First Consulting Fee Payment, then Latitude Licensing shall be obligated to refund to Isaacs the First Consulting Fee Payment, or Isaacs may, at its option, set off the First Consulting Fee Payment against any fees owed by Isaacs under the Girbaud License Agreements.

SECTION 3.04.              Exchange of Original Note.  On or before May 17, 2002, Textile Investment shall return to Isaacs the original executed Original Note indorsed by Ambra to Textile Investment and marked “cancelled” in exchange for the Replacement Note.

SECTION 3.05.              Reporting.  The Girbaud Entities shall cooperate with the Corporation with respect to reporting under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated under the Securities Act or the Exchange Act, any state securities laws, rules or regulations, and to any other U.S. governmental authorities as may be required by law.

SECTION 3.06.              Restrictions on Transfer.  From and after the date hereof and to and including November 14, 2004, none of (i) Textile Investment, (ii) Würzburg, or (iii) any other Person(s) the ownership of securities by which would be attributable to Textile Investment or Würzburg for purposes of applying Section 382 of the Code (a “382 Affiliate”), shall acquire or dispose of, directly or indirectly, any interest in the Corporation if such acquisition and/or disposition, together with all other acquisitions and/or dispositions of interests in the Corporation prior to or subsequent to the date hereof involving any one or more of (i) Textile Investment, (ii) Würzburg, (iii) any 382 Affiliate, and (iv) any other party (to the extent that the relevant acquisition or disposition involving such other party is actually known to any of the Girbaud Entities or is reported pursuant to the Exchange Act), would result in an “ownership change” within the meaning of Section 382 of the Code.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby makes the following representations and warranties to each of the Girbaud Entities on and as of the Effective Date:

SECTION 4.01.              Existence.  The Corporation is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has all requisite corporate power to execute, deliver and perform this Agreement.

SECTION 4.02.              Authorization.  The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of the Corporation and will not (a) violate any applicable law or the Corporation’s organizational documents or (b) breach the provisions of any contract binding on the Corporation.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ISAACS

Isaacs hereby makes the following representations and warranties to each of the Girbaud Entities on and as of the Effective Date:

SECTION 5.01.              Existence.  Isaacs is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has all requisite power to execute, deliver and perform this Agreement.

SECTION 5.02.              Authorization.  The execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Isaacs and will not (a) violate any applicable law or Isaacs’ organizational documents or (b) breach the provisions of any contract binding on Isaacs.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF TEXTILE INVESTMENT

                Textile Investment hereby makes the following representations and warranties to (and, in the case of Section 6.04, agrees with) the Corporation and Isaacs on and as of the Effective Date:

                SECTION 6.01.              Existence.  Textile Investment is a corporation duly organized and validly existing under the laws of the country of Luxembourg and has all requisite power to execute, deliver and perform this Agreement.

                SECTION 6.02.              Authorization.  The execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Textile Investment and will not (a) violate any applicable law or Textile Investment’s organizational documents or (b) breach the provisions of any contract binding on Textile Investment.

                SECTION 6.03.              Investor Representations.  Textile Investment is wholly owned by Würzburg.

                SECTION 6.04.              Original Note.  Textile Investment acknowledges that Isaacs has not defaulted on any of its payment obligations under the Original Note or the Replacement Note.  Textile Investment agrees that on the date hereof the outstanding unpaid principal balance of the Original Note is Six Million Five Hundred Fifty-seven Thousand Nine Hundred Eight and 53/100 Dollars ($6,557,908.53) and that all of the accrued interest on the Original Note has been paid in full through March 31, 2002.

                SECTION 6.05.              Ambra/Textile Purchase Agreement.  The Ambra/Textile Purchase Agreement has been duly executed and delivered by all parties thereto, and the transactions contemplated by the Ambra/Textile Purchase Agreement have been consummated.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF LATITUDE LICENSING

                Latitude Licensing hereby makes the following representations and warranties to the Corporation and Isaacs on and as of the Effective Date:

                SECTION 7.01.              Existence.  Latitude Licensing is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power to execute, deliver and perform this Agreement.

                SECTION 7.02.              Authorization.  The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of Latitude Licensing and will not (a) violate any applicable law or Latitude Licensing’s organizational documents or (b) breach the provisions of any contract binding on Latitude Licensing.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES OF WÜRZBURG

                Würzburg hereby makes the following representations and warranties to the Corporation and Isaacs on and as of the Effective Date:

                SECTION 8.01.              Existence.  Würzburg is a corporation duly organized and validly existing under the laws of the country of Luxembourg and has all requisite corporate power to execute, deliver and perform this Agreement.

                SECTION 8.02.              Authorization.  The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of Würzburg and will not (a) violate any applicable law or Würzburg’s organizational documents or (b) breach the provisions of any contract binding on Würzburg.

                SECTION 8.03.  Investor Representations.  The ultimate beneficial owners of Würzburg are Francois Girbaud, who beneficially owns a fifty percent (50%) ownership interest, and Marité Bachellerie, who beneficially owns a fifty percent (50%) ownership interest.

ARTICLE IX

TERMINATION; EVENTS OF DEFAULT AND REMEDIES

SECTION 9.01.      Termination.  (a)  This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

(i)            at any time by the mutual agreement of the Corporation, Isaacs and the Girbaud Entities; or

(ii)           by either the Corporation or Isaacs upon the occurrence of an Event of Default by any of the Girbaud Entities (so long as neither the Corporation nor Isaacs is then in material breach of any of its covenants, agreements or other obligations contained in this Agreement); or

(iii)          by any of the Girbaud Entities upon the occurrence of an Event of Default by either the Corporation or Isaacs (so long as no Girbaud Entity is then in material breach of any of its covenants, agreements or other obligations contained in this Agreement); or

(iv)          by either the Corporation or the Girbaud Entities upon written notice to the other given not earlier than ten (10) days following the 2002 Annual Meeting of Stockholders (the “Termination Date”), if any of the conditions to its obligations set forth in Sections 2.02 or

2.03, as applicable, are not satisfied on or before the Termination Date for any reason other than a material breach or default by the terminating party of its respective covenants, agreements or other obligations under this Agreement.

(b)           This Agreement shall terminate upon the execution and delivery of each of the Transaction Documents as contemplated hereby.

SECTION 9.02               Effect of Termination.  If this Agreement is terminated pursuant to Section 9.01, all obligations of the parties under this Agreement will terminate except for the obligations set forth in Sections 3.04, 3.05 and 3.06 and Article X hereof.

SECTION 9.03               Events of Default.  The occurrence of any of the following events shall be deemed an “Event of Default” under this Agreement:

(a)           any party hereto shall materially breach any of its covenants, agreements or other obligations (other than representations and warranties) under this Agreement, and such breach remains uncured for a period of ten (10) days after such breaching party’s receipt of written notice of any such breach; or

(b)           any representation or warranty in this Agreement made by any party hereto shall prove to be false or is breached in any material respect.

SECTION 9.04               Remedies upon Event of Default.  Upon the occurrence of an Event of Default the parties shall have the following rights and remedies:

(a)           if an Event of Default by either the Corporation or Isaacs has occurred, the Girbaud Entities shall have the right to

(i)                    terminate this Agreement pursuant to Section 9.01(a)(iii); and/or

(ii)                   file suit against the Corporation or Isaacs for damages; and/or

(iii)                  seek specific performance of this Agreement; and

(b)           if an Event of Default by any of the Girbaud Entities has occurred, the Corporation or Isaacs shall have the right to

(i)                    terminate this Agreement pursuant to Section 9.01(a)(ii); and/or

(ii)                   file suit against any of the Girbaud Entities for damages; and/or

(iii)                  seek specific performance of this Agreement.

ARTICLE X

MISCELLANEOUS

                SECTION 10.01.            Congress Financial Consent.  The parties hereto agree that if the consent of Congress Financial to the transactions contemplated by the Transaction Documents is not obtained from Congress Financial, such failure to obtain such consent shall not be an Event of Default by any party to this Agreement.

                SECTION 10.02.            Stockholders’ Consent.  The parties hereto agree that if the stockholders of the Corporation do not elect one or more of the Satisfactory Nominees and/or approve any of the matters to be submitted to such stockholders hereunder, such failure to elect such Satisfactory Nominee(s) or obtain such approval shall not be an Event of Default by any party to this Agreement.

                SECTION 10.03.            Notices.  Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by telecopy, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the parties to each other.  Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service (marked for next business day delivery), or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.  Notwithstanding the aforesaid procedures, any notice or demand upon any party, in fact received by such party, shall be sufficient notice or demand.  Each undersigned Girbaud Entity (other than Latitude Licensing) hereby appoints Latitude Licensing as its agent for purposes of receiving notices under this Agreement, so that notices given to Latitude Licensing shall be fully effective notice to Latitude Licensing and to each such other undersigned Girbaud Entity (other than Latitude Licensing).

If to the Corporation	I.C. Isaacs & Company, Inc.
or Isaacs:	350 Fifth Avenue, Suite 1029
New York, New York 10118
Attn: Mr. Robert J. Arnot, President and CEO
Telecopy No.: 212-695-7579

with copy to:	I.C. Isaacs & Company L.P.
3840 Bank Street
Baltimore, Maryland 21224
Attn: Mr. Eugene C. Wielepski
Telecopy No.: 410-563-1512

and copy to:	Piper Rudnick LLP
6225 Smith Avenue
Baltimore, Maryland 21209-3600
Attn: Robert J. Mathias, Esquire
Telecopy No.: 410-580-3001

If to Textile Investment:	Textile Investment International S.A.
41 avenue de la Gare
Luxembourg L-1611
Luxembourg
Attn: René Faltz, Managing Director
Telecopy No.: 011 352 26 48 47 47

with copy to:	Hall Dickler Kent Goldstein & Wood, LLP
909 Third Avenue
New York, New York 10022-4731
Attn: Steven D. Dreyer, Esquire
Telecopy No.: 212-935-3121

If to Latitude Licensing:	Latitude Licensing Corp.
22 Carpenter Plaza, Suite 217
Wilmington, Delaware 19810

with copy to:	Martin & Associates LLC
325 E. 58th Street, Suite 1
New York, New York 10022
Attn: Francois Martin, Esquire
Telecopy No.: 212-754-3397

If to Würzburg:	Würzburg Holding S.A.
41 avenue de la Gare
Luxembourg L-1611
Luxembourg
Attn: René Faltz
Telecopy No.: 0 11 352 26 48 47 47

with copy to:	Hall Dickler Kent Goldstein & Wood, LLP
909 Third Avenue
New York, New York 10022-4731
Attn: Steven D. Dreyer, Esquire
Telecopy No.: 212-935-3121

                SECTION 10.04.            Amendments, Waivers and Consents; Successors and Assigns.  Neither this Agreement nor any of the terms hereof may be amended, changed, waived or discharged, nor shall any consent be given, unless such amendment, change, waiver, discharge or consent is in writing and signed by the parties hereto.  This Agreement shall inure to the benefit of and be binding upon each party hereto and each party’s successors and assigns.  This Agreement may not be assigned by any party hereto without prior written consent of each of the other parties hereto.

                SECTION 10.05.            Governing Law.  The validity, construction, operation and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereunder.

                SECTION 10.06.         JURISDICTION; VENUE.

                                                (a)           Each party to this Agreement hereby irrevocably consents to the exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and/or United States District Court for the Southern District of New York (collectively, the “New York Courts” and each a “New York Court”) in connection with any and all claims based upon or arising out of this Agreement or the matters or transactions contemplated herein, and irrevocably agrees that all claims in respect of any such matters or transactions may be heard in either of such New York Courts.

                                                (b)           Each party to this Agreement hereby waives any objection to jurisdiction and venue of any such claim brought, or action instituted, hereunder in any New York Court and further agrees not to assert (i) any defense based on the lack of jurisdiction or venue in any New York Court, or (ii) any defense of improper venue or inconvenient forum in any New York Court.

                                                (c)           Each party to this Agreement hereby waives any right of jurisdiction on account of the place of such party’s residence, or domicile, or on account of such party’s place of incorporation, formation or organization.

                                                (d)           Each party to this Agreement hereby acknowledges and agrees that any forum other than a New York Court is an inconvenient forum and that a suit brought by any party against any other party in any court other than a New York Court should be transferred to a New York Court.

                SECTION 10.07.         SERVICE OF PROCESS.

                                                (a)           Textile Investment hereby irrevocably and unconditionally appoints Steven D. Dreyer, Esquire of Hall Dickler Kent Goldstein & Wood, LLP, currently located at 909 Third Avenue, New York, New York 10022-4731 (the “Process Agent”) as its agent to receive on behalf of Textile Investment service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent).  In any such action or proceeding in any New York Court, such service may be made on Textile Investment by delivering a copy of such process to Textile Investment in care of the Process Agent at the Process Agent’s above address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Textile Investment at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  Textile Investment hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Textile Investment’s behalf.  As an alternative method of service, Textile Investment hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Textile Investment by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement.  Textile Investment agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Textile Investment represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Textile Investment as herein described, and Textile Investment covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

                                                (b)           Würzburg hereby irrevocably and unconditionally appoints the Process Agent as its agent to receive on behalf of Würzburg service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent).  In any such action or proceeding in any New York Court, such service may be made on Würzburg by delivering a copy of such process to Würzburg in care of the Process Agent at the Process Agent’s address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Würzburg at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  Würzburg hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Würzburg’s behalf.  As an alternative method of service, Würzburg hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Würzburg by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement.  Würzburg agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Würzburg represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Würzburg as herein described, and Würzburg covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

                                                (c)           Latitude hereby irrevocably and unconditionally appoints its registered agent, as specified in its charter, as amended from time to time (the “Latitude Registered Agent”), as its agent to receive on behalf of Latitude service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court.  In any such action or proceeding in any New York Court, such service may be made on Latitude by delivering a copy of such process to Latitude in care of the Latitude Registered Agent at the Latitude Registered Agent’s address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Latitude at its address for notices in this Agreement (such service to be effective upon receipt by the Latitude Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  Latitude hereby irrevocably and unconditionally authorizes and directs the Latitude Registered Agent to accept such service on Latitude’s behalf.  As an alternative method of service, Latitude hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Latitude by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Latitude agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Latitude represents and warrants to the other parties to this Agreement that the Latitude Registered Agent has accepted its appointment as registered agent for Latitude as herein described.

                                                (d)           The Corporation hereby irrevocably and unconditionally appoints its registered agent, as specified in its charter, as amended from time to time (the “Corporation Registered Agent”), as its agent to receive on behalf of the Corporation service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court.  In any such action or proceeding in any such New York Court, such service may be made on the Corporation by delivering a copy of such process to the Corporation in care of the Corporation Registered Agent at the Corporation Registered Agent’s address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to the Corporation at its address for notices in this Agreement (such service to be effective upon receipt by the Corporation Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  The Corporation hereby irrevocably and unconditionally authorizes and directs the Corporation Registered Agent to accept such service on the Corporation’s behalf.  As an alternative method of service, the Corporation hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to the Corporation by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement.  The Corporation agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  The Corporation represents and warrants to the other parties to this Agreement that the Corporation Registered Agent has accepted its appointment as registered agent for the Corporation as herein described.

                                                (e)           Isaacs hereby irrevocably and unconditionally appoints its registered agent, as specified in its limited partnership agreement, as amended from time to time (the “Isaacs Registered Agent”), as its agent to receive on behalf of Isaacs service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court.  In any such action or proceeding in any New York Court, such service may be made on Isaacs by delivering a copy of such process to Isaacs in care of the Isaacs Registered Agent at the Isaacs Registered Agent’s address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Isaacs at its address for notices in this Agreement (such service to be effective upon receipt by the Isaacs Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  Isaacs hereby irrevocably and unconditionally authorizes and directs the Isaacs Registered Agent to accept such service on Isaacs’ behalf.  As an alternative method of service, Isaacs hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Isaacs by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Isaacs agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Isaacs represents and warrants to the other parties to this Agreement that the Isaacs Registered Agent has accepted its appointment as registered agent for Isaacs as herein described.

                SECTION 10.08          WAIVER OF IMMUNITY.  Each party to this Agreement represents, warrants, and agrees that to the extent such party may have or hereafter acquire any right of sovereign or other immunity from suit, court jurisdiction, attachment in aid of execution of judgment, set-off, execution or other legal process, such party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, such right of immunity with respect to its obligations hereunder and with respect to legal proceedings to enforce the same and to enforce any judgment rendered in such proceedings.

                SECTION 10.09.            Counterparts; Facsimile.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  This Agreement may be executed and transmitted by facsimile and with confirmation of transmission shall have the same binding effect as though such executed Agreement was delivered as an original.

                SECTION 10.10.            Third Party Beneficiaries.  There shall be no third-party beneficiaries of this Agreement.

                SECTION 10.11.            Entire Agreement.  The parties hereto agree that this Agreement, together with the Textile Consent Letter Agreement, is a complete and exclusive expression of all of the terms hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the parties hereto executes this Agreement under seal as of the date first above written.

I.C. ISAACS & COMPANY L.P.,
a Delaware limited partnership

By:	I.C. Isaacs & Company, Inc., a Delaware
corporation, its general partner

By:	/s/ Robert J. Arnot	(SEAL)
	Name:	Robert J. Arnot
	Title:	Chairman and Chief Executive Officer

I.C. ISAACS & COMPANY, INC.,
a Delaware corporation

By:	/s/ Robert J. Arnot	(SEAL)
	Name:	Robert J. Arnot
	Title:	Chairman and Chief Executive Officer

TEXTILE INVESTMENT
INTERNATIONAL S.A.,
a Luxembourg corporation

By:	/s/ René Faltz	(SEAL)
	Name:	René Faltz
	Title:	Managing Director

By:	/s/ Tom Felgen	(SEAL)
	Name:	Tom Felgen
	Title:	Managing Director

LATITUDE LICENSING CORP.,
a Delaware corporation

By:	/s/ Antoine Feidt	(SEAL)
	Name:	Antoine Feidt
	Title:	President

WÜRZBURG HOLDING S.A.,
a Luxembourg corporation

By:	/s/ René Faltz	(SEAL)
	Name:	René Faltz
	Title:	Managing Director

By:	/s/ Tom Felgen	(SEAL)
	Name:	Tom Felgen
	Title:	Managing Director

EXHIBIT A

AMENDED AND RESTATED

SUBORDINATED SECURED PROMISSORY NOTE

$6,557,908.53	As of May , 2002

                        FOR VALUE RECEIVED, the sufficiency and adequacy of which is hereby acknowledged, I.C. ISAACS & COMPANY L.P., a Delaware limited partnership (“Maker”), promises to pay to the order of Textile Investment International S.A., a Luxembourg corporation (“Payee”), the principal sum of Six Million Five Hundred Fifty-seven Thousand Nine Hundred Eight and 53/100 Dollars ($6,557,908.53), together with interest until paid, as set forth in this Note.

                        This Note amends, restates and replaces the Subordinated Secured Promissory Note dated as of March 15, 2001, in the original principal amount of Seven Million Two Hundred Thousand Dollars ($7,200,000) made by Maker payable to the order of Ambra Inc., a Delaware corporation (“Ambra”), which Payee purchased from Ambra on May 6, 2002 (the “Original Note”).

                        1.         Interest Rate.  Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at the fixed interest rate of eight percent (8.0%) per annum (except as otherwise provided in Section 2(c) of this Note) computed on the basis of the actual number of days elapsed over a year of 360 days.

                        2.         Principal and Interest Payments.  (a)  Maker shall make quarterly installment payments of principal and interest on this Note in the Quarterly Payment Amounts set forth below on the corresponding Quarterly Payment Dates set forth below.

Quarterly Payment Amounts	Quarterly Payment Dates
$210,000	September 30, 2002
$210,000	December 31, 2002

$315,000	March 31, 2003
$315,000	June 30, 2003
$315,000	September 30, 2003
$315,000	December 31, 2003

$420,000	March 31, 2004
$420,000	June 30, 2004
$420,000	September 30, 2004
$420,000	December 31, 2004

$420,000	March 31, 2005
$420,000	June 30, 2005
$420,000	September 30, 2005
$420,000	December 31, 2005

$420,000	March 31, 2006
$420,000	June 30, 2006
$420,000	September 30, 2006
$420,000	December 31, 2006

$420,000	March 31, 2007
$420,000	June 30, 2007
$420,000	September 30, 2007
$558,689.72	December 31, 2007

                                    (b)  Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, shall be due and payable on December 31, 2007.  Without limiting the generality of the preceding sentence, any payment that is deferred under Section 2(d) of this Note and has not been made before December 31, 2007 shall be due and payable on December 31, 2007.  All payments shall be made in U.S. dollars by wire transfer of immediately available funds to Payee at:

                                            Name of the account:  Textile Investment International S.A.

                                            Bank:  Banque Générale du Luxembourg

                                            Account number:  30-630 563-05-01

                                            Swift code:  BGLLLULL

or to such other account as Payee shall have previously designated to Maker in writing not later than fourteen (14) days prior to the date on which such payment becomes due.  All payments (including any prepayments) shall be applied first to accrued and unpaid interest, and then to the unpaid principal balance of this Note.

                                    (c)  If Maker fails to make timely payments to Payee under this Note (except for payments deferred in accordance with Section 2(d) of this Note), Maker shall pay to Payee on demand the amounts due with interest at the rate of one and one-half percent (1.5%) per month from the due date until paid.

                                    (d)  (i)  Notwithstanding anything to the contrary contained in this Note, Maker shall not be obligated to make any quarterly installment payment of principal and interest on this Note in the Quarterly Payment Amounts set forth above for the corresponding Quarterly Payment Dates set forth above unless each of the following conditions is satisfied: (A) as of the date of such payment, the Excess Availability (as such term is defined in the Senior Credit Agreements (as hereinafter defined in this Note)) of Maker in accordance with the terms of the Senior Credit Agreements for the immediately preceding thirty (30) consecutive day period shall have been not less than $2,500,000, and (B) as of the date of any such payment, and after giving effect to such payment, the Excess Availability (as such term is defined in the Senior Credit Agreements) of Maker in accordance with the terms of the Senior Credit Agreements shall be not less than $2,500,000, and (C) on the date of any such payment and after giving effect to such payment, no Event of Default (as such term is defined in the Senior Credit Agreements), or act,

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condition or event which with notice or passage of time or both would constitute an Event of Default under the Senior Credit Agreements, shall exist or have occurred or be continuing (each quarterly installment payment that, in accordance with this Section 2(d), is not made as set forth above, is referred to herein as a “Deferred Quarterly Payment”).

                                            (ii)  If there is one (1) Deferred Quarterly Payment, then the Quarterly Payment Amount of such Deferred Quarterly Payment shall be paid to Payee in twelve (12) equal monthly installment payments of principal and interest due on the last day of the month, beginning with the last day of the month immediately following the Quarterly Payment Date for which the Quarterly Payment Amount of such Deferred Quarterly Payment was due and not paid, and on the last day of each of the eleven (11) months thereafter; provided, however, that Maker shall not make any such monthly installment payment if on the date of such monthly installment payment, and after giving effect to such payment, an Event of Default (as such term is defined in the Senior Credit Agreements), or act, condition or event which with notice or passage of time or both would constitute an Event of Default under the Senior Credit Agreements, shall exist or have occurred or be continuing.

                                            (iii)  If there is more than one (1) Deferred Quarterly Payment, then as to each Deferred Quarterly Payment subsequent to the first (1st) Deferred Quarterly Payment (each such subsequent Deferred Quarterly Payment being referred to herein as a “Subsequent Deferred Quarterly Payment”) the Quarterly Payment Amount of such Subsequent Deferred Quarterly Payment shall be paid to Payee in twelve (12) equal monthly installment payments of principal and interest due on the last day of the month, beginning with the last day of the month immediately following the Quarterly Payment Date for which the Quarterly Payment Amount of such Subsequent Deferred Quarterly Payment was due and not paid, and on the last day of each of the eleven (11) months thereafter; provided, however, that Maker shall not make monthly installment payments of principal and interest on this Note with respect to any Subsequent Deferred Quarterly Payment unless each of the following conditions is satisfied:  (A) as of the date of the monthly installment payment, the Excess Availability (as such term is defined in the Senior Credit Agreements) of Maker in accordance with the terms of the Senior Credit Agreements for the immediately preceding thirty (30) consecutive day period shall have been not less than $2,500,000, (B) as of the date of any such monthly installment payment, and after giving effect to such payment, the Excess Availability (as such term is defined in the Senior Credit Agreements) of Maker in accordance with the terms of the Senior Credit Agreements shall be not less than $2,500,000, and (C) on the date of any such monthly installment payment, and after giving effect to such payment, no Event of Default (as such term is defined in the Senior Credit Agreements), or act, condition or event which with notice or passage of time or both would constitute an Event of Default under the Senior Credit Agreements, shall exist or have occurred or be continuing.

                                            (iv)  For purposes of this Note, “Senior Credit Agreements” shall mean collectively, the Accounts Financing Agreement [Security Agreement] and Covenant Supplement to Accounts Financing Agreement [Security Agreement] dated June 16, 1992, by and between Congress Financial Corporation (referred to herein as “Congress Financial”) and Maker, and all agreements, documents, and instruments at any time executed and/or delivered by

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Maker or any other person or entity to, with, or in favor of, Congress Financial in connection therewith or related thereto, as all of the foregoing may be amended, modified, supplemented, extended, renewed, restated, or replaced from time to time.

                        3.         Prepayment.  Maker shall be privileged to prepay this Note in whole or in part, together with all interest accrued through the date of payment, at any time without premium or penalty.  All partial prepayments shall be applied in inverse order of maturity.

                        4.         Default; Acceleration; Costs of Collection.  The occurrence of any of the following events shall be an “Event of Default”: (a) failure of Maker to make any payment of principal or interest under this Note within thirty (30) days after the due date thereof; or (b) the occurrence of an Insolvency Event (as defined in Section 10 below).  Upon the occurrence of an Event of Default, the unpaid principal with interest and all other sums evidenced by this Note shall, at the option of Payee and in Payee’s discretion, become immediately due and payable.  Upon and during the continuance of an Event of Default, Maker shall pay Payee’s reasonable costs and expenses (including reasonable attorneys fees and expenses) incurred in collecting the principal and interest due under this Note, including, but not limited to, any reasonable attorneys fees and expenses incurred by Payee in connection with asserting, enforcing, pursuing or preserving its claim in any bankruptcy proceeding.  Notwithstanding anything to the contrary in this Section 4, it shall not be deemed an Event of Default for the failure of Maker to make any payment of principal or interest under this Note which Maker shall not be obligated to make under Section 2(d) of this Note.

                        5.         Certain Waivers.  As to this Note, Maker waives all applicable exemption rights, whether under any state constitution or otherwise, and also waives valuation and appraisement, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment of this Note, and notice of acceleration and expressly agrees that the maturity of this Note, or any payment under this Note, may be extended from time to time without in any way affecting the liability of Maker.

                        6.         Preservation of Payee Rights.  No failure on the part of Payee to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future default or of any other Event of Default.  No failure to accelerate the indebtedness evidenced hereby by reason of any Event of Default hereunder, or acceptance of a past due installment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right that Payee may have, whether by the laws of the State of New York, by agreement, or otherwise.  This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

                        7.         Notices.  Any notice required or permitted by or in connection with this Note shall be in writing and shall be made by telecopy, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at

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the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the parties to each other.  Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service (marked for next business day delivery), or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.  Notwithstanding the aforesaid procedures, any notice or demand upon any party, in fact received by such party, shall be sufficient notice or demand.

If to Maker:	I.C. Isaacs & Company, Inc.
350 Fifth Avenue, Suite 1029
New York, New York 10118
Attn: Mr. Robert J. Arnot, President and CEO
Telecopy No.: 212-695-7579

With copy to:	I.C. Isaacs & Company L.P.
3840 Bank Street
Baltimore, Maryland 21224
Attn: Mr. Eugene C. Wielepski
Telecopy No.: 410-563-1512

And copy to:	Piper Rudnick LLP
6225 Smith Avenue
Baltimore, Maryland 21209-3600
Attn: Robert J. Mathias, Esquire
Telecopy No.: 410-580-3001

If to Payee:	Textile Investment International S.A.
41 Avenue de la Gare
Luxembourg L-1611
Luxembourg
Attn: René Faltz, Managing Director
Telecopy No.: 011 352 26 48 47 47

With copy to:	Hall Dickler Kent Goldstein & Wood, LLP
909 Third Avenue
New York, New York 10022-4731
Attn: Steven D. Dreyer, Esquire
Telecopy No.: 212-935-3121

                        8.         Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in the State of New York without regard to such state’s choice of law rules.  In the event any legal action becomes necessary to enforce or interpret the terms of this Note, the parties agree that such action may be brought in the Supreme Court of the State of New York, County of

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New York, or in the U.S. District Court for the Southern District of New York sitting in New York County, and the parties hereby submit to the jurisdiction of such courts.

                        9.         Severability.  In case any provision or any part of any provision contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision or remaining part of the affected provision of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein but only to the extent such provision or part thereof is invalid, illegal, or unenforceable.

                        10.       Subordination.  (a)  Payee, by accepting delivery of this Note, covenants and agrees, for itself and each and every subsequent holder of this Note, that upon and during the continuance of any Insolvency Event (as defined below), the indebtedness evidenced by this Note shall be subordinate and junior in right and priority of payment to Maker’s indebtedness to Congress Financial and to Maker’s indebtedness to any other lender (referred to herein as “Other Lender,” which term shall include its successors and assigns) that may provide financing to Maker in replacement of Maker’s credit facility from Congress Financial (Congress Financial and any such Other Lender are referred to herein as “Lender”), such that upon and during the continuance of any Insolvency Event, (i) no part of the indebtedness evidenced by this Note shall have any claim to the assets of Maker on parity with or prior to any claims of Lender to such assets; and (ii) unless and until Maker’s indebtedness to Lender shall have been indefeasibly paid in full, Payee shall not without the express prior written consent of Lender, take or receive from Maker, and Maker shall not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of any nature or type for the whole or any part of the indebtedness evidenced by this Note, provided that no such subordination shall be effective if all indebtedness owed by Maker to Lender has been equitably subordinated to the claims of all other general unsecured creditors of Maker by virtue of Lender’s acts or conduct by a court of competent jurisdiction under a final and non-appealable order, judgment or decree (a “Subordination Event”).  Payee, by accepting delivery of this Note, further covenants and agrees, for itself and each and every subsequent holder of this Note, that if any payment or distribution, whether consisting of money, property or securities, shall be collected or received by Payee, or any such subsequent holder of this Note, in respect of the indebtedness evidenced by this Note, upon or during the continuance of an Insolvency Event, provided a Subordination Event has not occurred, then Payee or such subsequent holder of this Note immediately shall deliver the same to Lender, in the form received, duly endorsed to Lender, if required, to be applied to the payment of Maker’s indebtedness to Lender until Maker’s indebtedness to Lender is paid in full.  Until so delivered, such payment or distribution shall be held in trust by Payee, or such subsequent holder of this Note, as property of Lender, segregated from other funds and property held by Payee, or such other holder of this Note.  The provisions of this Section 10 are, and are intended solely, for the purpose of defining the relative rights of Payee (and any subsequent holder of this Note), on the one hand, and Lender, on the other, upon and during the continuance of an Insolvency Event.  Lender is an intended beneficiary of the subordination provided by the terms of this Section 10.  Notwithstanding anything to the contrary in this paragraph, such subordination of the indebtedness evidenced by this Note shall not prevent or limit Payee’s right or ability to assert, enforce or otherwise pursue its claim under this Note

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during any Insolvency Event provided any payments to Payee are treated in accordance with this Section.

                                                (b)  As used in this Note, “Insolvency Event” means any of the following: (i) Maker commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, administration, reorganization, conservatorship, or relief from debtors, seeking to have any order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, administration, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of an administrator or receiver for it or for all or any substantial part of its assets, or Maker making a general assignment for the benefit of its creditors, or (ii) there being commenced against Maker any case, proceeding or other action of a nature referred to in clause (A) hereof, or (iii) there being commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief that is not satisfied within 90 days, or (iv) Maker taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above, or (v) Maker admitting in writing its inability to pay its debts as they become due.

                                                    (c)  Notwithstanding anything to the contrary set forth in this Note, so long as Maker is indebted to Congress Financial, Payee’s rights under this Note shall also be subject to the terms of that certain Intercreditor and Subordination Agreement dated as of March 15, 2001, between Payee and Congress Financial (the “Intercreditor Agreement,” which term shall include any amendments to and replacements for the Intercreditor Agreement from time to time) and, in the event of a conflict between the terms of this Note and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern.

                                                    (d)  Payee, by accepting delivery of this Note, covenants and agrees, for itself and for each subsequent holder of this Note, that in the event that Congress Financial (or any subsequent Senior Creditor (as defined in the Intercreditor Agreement)) shall be replaced by another Senior Creditor, then promptly upon Maker’s written request Payee shall execute and deliver to such replacement Senior Creditor an intercreditor and subordination agreement in favor of such replacement Senior Creditor, which intercreditor and subordination agreement (a “Replacement Intercreditor Agreement,” which term shall include any amendments to and replacements for the Replacement Intercreditor Agreement) shall be identical to the Intercreditor Agreement in form and substance, and so long as Maker is indebted to such replacement Senior Creditor, Payee’s rights under this Note shall also be subject to the terms of the Replacement Intercreditor Agreement and, in the event of a conflict between the terms of this Note and the terms of the Replacement Intercreditor Agreement, the terms of the Replacement Intercreditor Agreement shall govern.

                        11.       Mutual Waiver of Jury Trial.  Maker and Payee waive all rights to trial by jury of any claims of any kind arising under or relating in any way to this Note.  Maker and Payee acknowledge that this is a waiver of a legal right and represent to each other

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that these waivers are made knowingly and voluntarily after consultation with counsel of their choice.  Maker and Payee agree that all such claims shall be tried before a judge of a court having jurisdiction without a jury.

                        12.       Original Note.  Payee, by accepting delivery of this Note, covenants and agrees that Payee shall mark the Original Note “cancelled,” and immediately return the Original Note to Maker at the address set forth in the notices provision of this Note.

                        IN WITNESS WHEREOF, and intending to be legally bound hereby Maker executes this Note under seal as of the date first written above.

WITNESS:	I.C. ISAACS & COMPANY L.P.,
a Delaware limited partnership

	By:	I.C. Isaacs & Company, Inc.,
a Delaware corporation, its general partner

	By:		(SEAL)
		Name:	Robert J. Arnot
		Title:	Chief Executive Officer

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EXHIBIT B

AMENDMENT NO. 4

TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT

                This Amendment No. 4, dated                       , 2002, is to the Trademark License and Technical Assistance Agreement dated January 15, 1998, by and between Latitude Licensing Corp. (“Licensor”) and I.C. Isaacs & Company L.P. (“Licensee”) (the “Agreement”).  Previous amendments to the Agreement were made effective on November 12, 1998, June 21, 2000 and May 31, 2001.  Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

                WHEREAS, the parties therefore wish to extend the term and scope of the Agreement and to provide for certain fees as set forth herein.

                NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

                1.             Section 2 — Term and Territory

                Section 2.1 of the Agreement, relating to the term and territory, is hereby amended by adding the following provision as the last sentence:

In addition, Licensee shall have the option to renew this Agreement for an additional term of four (4) years commencing January 1, 2008 and ending December 31, 2011.

                2.             Section 5 — Royalties

                Section 5.2 of the Agreement, is hereby amended by adding the following to the Minimum Royalties table set forth therein:

Calendar Year	Minimum Royalties
2008	$3,000,000
2009	$3,000,000
2010	$3,000,000
2011	$3,000,000

                3.             Section 9 — Sales

                Section 9 of the Agreement, relating to sales, is hereby amended by adding the following provision as Section 9.3:

9.3           Licensor shall retain the services of a consultant or consultants (which may be or include the Designated Representative, as such term is hereinafter defined) (the “Consultants”) for the purpose of assisting Licensee’s senior executives with the implementation of this Agreement.  The

Consultants shall provide such services by way of interaction solely with Licensee’s senior management.  The Consultants shall be selected by Licensor subject to the prior approval of the Chief Executive Officer of Licensee.  Licensee shall pay the Licensor Consultants’ fees (the “Consultants’ Fees”) in an aggregate amount of One Hundred Twenty-five Thousand Dollars ($125,000) for calendar year 2002, and One Hundred Fifty Thousand Dollars ($150,000) for each remaining calendar year under the term of this Agreement; such amounts shall be inclusive of all expenses relating to such Consultants for such calendar year and shall be prorated for any partial year subsequent to 2002.  The Consultants’ Fees for each year under the term of this Agreement shall be payable in equal installments on the last day of each fiscal quarter of the Company (each March 31, June 30, September 30 and December 31 of any year under the term of this Agreement), beginning on June 30, 2002.

For purposes of this Section, “Designated Representative” shall mean an individual designated in writing to the Licensee by                              as the designated representative of                              .

                4.             Section 26 — Right of First Refusal

                The first sentence of Section 26, relating to the right of first refusal, is hereby deleted and replaced with the following sentence:

Should Licensor decide, at its initiative or upon an offer from a third party, to introduce, market, import, manufacture and/or distribute, or cause to be introduced, marketed, imported or manufactured, within the Territory, any of the following additional products: (i) Men’s Active, (ii) Boys’, Women’s and Girls’ Jeans, Casual or Active collections, and (iii) Underwear, Licensee shall have a right of First Refusal for a license for these products, with terms and royalty rates as offered by the third party or otherwise to be discussed and agreed upon at that time.

                5.             Section 32 — Licensor’s Brand Strategy

                At the end of Section 31 of the Agreement, the following shall be added to the Agreement as a new section:

                Section 32.             Licensor’s Brand Strategy. Licensor is responsible for, and will control the brand’s strategic positioning and the voice of the brand.  Licensor will provide communication guidelines to Licensee to help in developing communication execution.  Licensee shall submit to Licensor for review, prior to submission to the advertising agency, any campaign briefing materials, and shall consult with Licensor before accepting any creative

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response to such briefing materials.  The Trademarks, the visual representation, and the image of the Products shall be subject to written approval by Licensor (which shall not be unreasonably withheld) prior to public distribution or display in any medium; provided, however, that any advertising or promotional materials supplied by Licensor will not require its approval prior to dissemination by Licensee, except as otherwise provided in this Agreement.  All advertising campaigns in the Territory shall correspond to the international advertising theme and image worldwide.  Licensor will make available to Licensee all advertising campaigns produced worldwide.  The Licensee shall cause its advertising staff and/or agency to consult with Licensor’s designated advertising agency and/or creative staff, at least twice a year, for a review of Product image and with a view toward coordinating and enhancing worldwide advertising strategy.  Approved advertising and promotional materials shall not be disapproved by Licensor for use within the same campaign.

                6.             Effective Date

                This Amendment No. 4 shall be effective as of the date first written above.

                7.             Full Force and Effect

                Except as expressly amended by this Amendment No. 4, the Agreement shall continue in full force and effect.

                IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment No. 4 as of the dates indicated below.

LATITUDE LICENSING CORP.	I.C. ISAACS & COMPANY L.P.

By:	By:
Name:	Name:	Robert J. Arnot
Title:	Title:	Chief Executive Officer
Date:	Date:

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EXHIBIT C

AMENDMENT NO. 6

TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT FOR WOMEN’S COLLECTIONS

                This Amendment No. 6, dated                 , 2002, is to the Trademark License and Technical Assistance Agreement For Women’s Collections dated March 4, 1998 by and between Latitude Licensing Corp. (“Licensors”) and I.C. Isaacs & Company L.P. (“Licensee”) covering Women’s Products (the “Agreement”).  Previous amendments to the Agreement were made effective on June 18, 1998, November 12, 1998, December 23, 1998, August 2, 1999 and June 21, 2000.  Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

                WHEREAS, the parties wish to extend the term of the Agreement and to provide for certain fees as set forth herein.

                NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

                1.             Section 2 — Term and Territory

                Section 2.1 of the Agreement, relating to the term and territory, is hereby amended by adding the following provision as the last sentence:

In addition, Licensee shall have the option to renew this Agreement for an additional term of four (4) years commencing January 1, 2008 and ending December 31, 2011.

                2.             Section 4 — Royalties

                Section 4.2 of the Agreement, is hereby amended by adding the following to the Minimum Royalties table set forth therein:

Calendar Year	Minimum Royalties
2008	$1,500,000
2009	$1,500,000
2010	$1,500,000
2011	$1,500,000

                3.             Section 9 — Sales

                Section 9 of the Agreement, relating to sales, is hereby amended by adding the following provision as Section 9.3:

9.3           3              Licensor shall retain the services of a consultant or consultants (which may be or include the Designated

Representative, as such term is hereinafter defined) (the “Consultants”) for the purpose of assisting Licensee’s senior executives with the implementation of this Agreement.  The Consultants shall provide such services by way of interaction solely with Licensee’s senior management.  The Consultants shall be selected by Licensor subject to the prior approval of the Chief Executive Officer of Licensee.  Licensee shall pay the Licensor Consultants’ fees (the “Consultants’ Fees”) in an aggregate amount of One Hundred Twenty-five Thousand Dollars ($125,000) for calendar year 2002, and One Hundred Fifty Thousand Dollars ($150,000) for each remaining calendar year under the term of this Agreement; such amounts shall be inclusive of all expenses relating to such Consultants for such calendar year and shall be prorated for any partial year subsequent to 2002.  The Consultants’ Fees for each year under the term of this Agreement shall be payable in equal installments on the last day of each fiscal quarter of the Company (each March 31, June 30, September 30 and December 31 of any year under the term of this Agreement), beginning on June 30, 2002.

For purposes of this Section, “Designated Representative” shall mean an individual designated in writing to the Licensee by                                as the designated representative of                                 .

                4.             Effective Date

This Amendment No. 6 shall be effective as of the date first written above.

                5.             Full Force and Effect

Except as expressly amended by this Amendment No. 6, the Agreement shall continue in full force and effect.

                IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment No. 6 as of the dates indicated below.

LATITUDE LICENSING CORP.	I.C. ISAACS & COMPANY L.P.

By:	By:
Name:	Name:	Robert J. Arnot
Title:	Title:	Chief Executive Officer
Date:	Date:

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EXHIBIT D

I.C. ISAACS & COMPANY, INC.

STOCKHOLDERS’ AGREEMENT

                This STOCKHOLDERS’ AGREEMENT (the “Agreement”) dated                          , 2002 is by and among I.C. Isaacs & Company, Inc., a Delaware corporation having its principal office and place of business at 3840 Bank Street, Baltimore, Maryland 21224-2522 (the “Company”), and the Persons (as hereinafter defined) whose names are set forth in Schedule A hereto (the “Stockholders” and each a “Stockholder”).

RECITALS

                WHEREAS, Textile Investment International S.A., a Luxembourg corporation (“Textile Investment”), a wholly-owned subsidiary of Würzburg Holding S.A., a Luxembourg corporation, also known in abbreviation as Würzburg S.A. (“Würzburg”), has acquired from Ambra Inc., a Delaware corporation (“Ambra”), shares of Common Stock, par value $.0001 per share, of the Company (the “Common Stock”), and Series A Convertible Preferred Stock, par value $.0001 per share, of the Company (the “Preferred Stock”) representing, in the aggregate and upon conversion of the Preferred Stock, Three Million Nine Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (3,966,667) shares of Common Stock (the “Subsequently Acquired Stock”); and

                WHEREAS, prior to Textile Investment’s acquisition of the Common Stock and the Preferred Stock from Ambra, each Stockholder held the number of shares of Common Stock set forth opposite its name on Schedule A hereto (the “Initial Stock”); and

                WHEREAS, the Company and the Stockholders desire to establish in this Agreement certain terms and conditions regarding the acquisition and disposition of securities of the Company by the Stockholders and the Stockholders’ relationship with the Company.

                NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter provided, the parties to this Agreement, on behalf of themselves and their successors and assigns, agree as follows:

1.             DEFINITIONS

                As used in this Agreement, the following terms shall have the following meanings:

                Affiliate.  Affiliate shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act, but shall include, in the case of a Person who is an individual, any relative or spouse of such Person or any relative of such spouse, any of whom has the same home as such Person.

                Beneficial Ownership.  Beneficial Ownership with respect to any Equity Securities shall mean having “beneficial ownership” of such Equity Securities as determined pursuant to Rule

13d-3 promulgated under the Exchange Act, but omitting the words “within 60 days” from Subsection (d)(1)(i) of such definition.

                Board of Directors.  Board of Directors shall mean the Board of Directors of the Company.

                Budget.  Budget shall mean for fiscal year 2002, the budget attached hereto as Exhibit A.  For each fiscal year after 2002, Budget shall mean the budget substantially in the form of Exhibit A prepared by Senior Executives for such year and approved by the Board of Directors by a Supermajority Vote at least thirty (30) days prior to the commencement of such fiscal year.  If no Budget for a fiscal year is approved by the Board of Directors by a Supermajority Vote at least thirty (30) days prior to the beginning of a fiscal year, until such time as a budget for such fiscal year is approved as set forth herein, expenses, by category (as such categories are set forth in Exhibit A hereto), for such fiscal year shall be in the same proportion to sales of the Company for such fiscal year as the proportion of expenses, by category (as such categories are set forth in Exhibit A hereto), to sales of the Company for the fiscal year immediately preceding such fiscal year.

                Class I Directors.  Class I Directors shall mean the Directors elected to serve until the 2004 Annual Meeting of Stockholders.

                Class II Directors. Class II Directors shall mean the Directors elected at the 2002 Annual Meeting of Stockholders to serve until the 2005 Annual Meeting of Stockholders.

                Class III Directors.  Class III Directors shall mean the Directors elected to serve until the 2003 Annual Meeting of Stockholders.

                Code.  Code shall mean the Internal Revenue Code of 1986, as amended.

                Common Stock.  Common Stock shall have the meaning set forth in the Recitals of this Agreement.

                Company.  Company shall have the meaning set forth in the first paragraph of this Agreement.

                Company Directors.  Company Directors shall mean (i) the Company’s Chief Executive Officer and (ii) the Company’s President—Girbaud Division, or (iii) if such positions are vacant or do not exist, the Chief Executive Officer and the President—Girbaud Division are the same person, or for whatever reason either or both of the individuals referred to in (i) and (ii) above cannot serve, such officers of the Company as are proposed by a majority of the Directors other than the Satisfactory Nominees.

                Company-Nominated Independent Directors.  Company-Nominated Independent Directors shall have the meaning set forth in Section 3.01(b) hereof.

                Company Process Agent.  Company Process Agent shall have the meaning set forth in Section 13 of this Agreement.

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                Directors.  Directors shall mean the members of the Board of Directors of the Company.

                Exchange Act.  Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

                Equity Rights.  Equity Rights shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, purchase rights, preemptive rights or agreements of any kind (including any stockholders’ or voting trust agreements) for the issuance, sale, or voting of, any Equity Securities in such Person.

                Equity Securities.  Equity Securities of any Person shall mean any capital stock of any class, partnership interests, membership interests, or other ownership interests of any kind, in such Person, or securities convertible into shares of capital stock of any class, partnership interests, membership interests, or other ownership interests of any kind, in such Person.

                Extraordinary Transaction.  Extraordinary Transaction means any of the following in any one or more transactions: (i) any merger, consolidation, share exchange or other business combination of the Company or any Subsidiary; (ii) any sale, lease, pledge, granting of a security interest in, or exchange of substantially all of the assets of the Company or any Subsidiary; (iii) the disposal of a material amount of assets of the Company or any Subsidiary other than in the normal course of business in a transaction involving a member of an Investor Group; (iv) any issuance by the Company or any Subsidiary of Equity Rights or Equity Securities to any member of an Investor Group; (v) the adoption of any plan or proposal for liquidation or dissolution of the Company; (vi) the making or granting by the Company or any Subsidiary of any loan, advance, guarantee, pledge or other financial assistance or tax benefit to any member of an Investor Group, directly or indirectly; (vii) any other material contract, arrangement or agreement, including without limitation any agreement for the redemption of Stock, involving the Company or any Subsidiary and a member of an Investor Group; (viii) any termination, nonrenewal or amendment of or waiver of any of the terms of, any agreement between the Company or any Subsidiary and any member of an Investor Group; (ix) any merger, tender offer, reverse stock split or other transaction that would result in the Company ceasing to be a reporting company pursuant to Section 12 of the Exchange Act or in the Common Stock ceasing to be listed on any of (a) the OTC Bulletin Board, (b) the Nasdaq Stock Market or (c) a national exchange; or (x) any transaction involving the Company or any Subsidiary (whether or not involving a member of an Investor Group) and including, without limitation, any reclassification of securities (including a reverse stock split), recapitalization or reorganization of the Company, any self-tender offer or a repurchase of Equity Rights or Equity Securities of the Company by the Company or any Subsidiary or any other transaction (whether or not with or into or otherwise involving a member of an Investor Group) which in any such case has the effect, directly or indirectly, of increasing the proportionate Beneficial Ownership by any member of an Investor Group of the outstanding shares of any class of Equity Securities of the Company or any Subsidiary.

                Independent Director.  Independent Director shall mean any one (1) of the Independent Directors.

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                Independent Directors.  Independent Directors shall mean Directors who are (apart from such directorship) independent of, and otherwise not affiliated with, any Stockholder, the Company or any Subsidiary, or any Affiliate of any of the foregoing, and none of whom shall be a current or former officer, employee, consultant or adviser (financial, legal or other) or Affiliate of any Stockholder, the Company or any Subsidiary or any Affiliate of any of the foregoing.  Notwithstanding the foregoing, the Independent Directors shall not include any person unless such person has business experience, stature and character that is commensurate with service on the board of a publicly-held enterprise and would be deemed an independent director for purposes of Nasdaq Marketplace Rule 4200(a)(14).  Notwithstanding anything in this definition to the contrary, the Company and the Stockholders agree that each of Jon Hechler and Neal J. Fox shall be deemed to meet the criteria for Independent Directors set forth in this definition.

                Initial Stock.  Initial Stock shall have the meaning set forth in the Recitals of this Agreement.

                Investor Group.  Investor Group shall mean (i) the Stockholders, (ii) any Affiliates of Stockholders, and/or (iii) any Person with whom any of the Stockholders is part of a 13D Group.

                Partnership.  Partnership shall mean I.C. Isaacs & Company L.P., a Delaware limited partnership.

                Person.  Person shall mean any individual, corporation, partnership, limited liability company, association, joint venture or trust.

                Preferred Stock.  Preferred Stock shall have the meaning set forth in the Recitals of this Agreement.

                Process Agent.  Process Agent shall have the meaning set forth in Section 13 of this Agreement.

                Quarterly Payment Amounts.  Quarterly Payment Amounts shall have the meaning set forth for such term in the Subordinated Secured Promissory Note.

                Quarterly Payment Dates.  Quarterly Payment Dates shall have the meaning set forth for such term in the Subordinated Secured Promissory Note.

                SEC.  SEC shall mean the U.S. Securities and Exchange Commission.

                Satisfactory Nominee.  Satisfactory Nominee shall mean a person who is (i) a Stockholder Director or (ii) a Stockholder-Nominated Independent Director.

                Securities Act.  Securities Act shall mean the Securities Act of 1933, as amended.

                Senior Executives.  Senior Executives shall mean the following executive officers of the Company only:  (i) the President and the Chief Executive Officer, (ii) the Chief Financial Officer and (iii) the President — Girbaud Division.

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                Senior Executive Employment Agreements.  Senior Executive Employment Agreements shall mean (i) that certain Executive Employment Agreement by and between Robert J. Arnot and the Partnership, and, for the limited purposes set forth therein, the Company, dated as of April 17, 2002; (ii) that certain Executive Employment Agreement by and between Daniel Gladstone and the Partnership and, for the limited purposes set forth therein, the Company, dated as of April 17, 2002; and (iii) that certain Executive Employment Agreement by and between Eugene C. Wielepski and the Partnership and, for the limited purposes set forth therein, the Company, dated as of April 17, 2002.

                Stock.  Stock shall mean the Initial Stock, the Subsequently Acquired Stock and any Equity Securities of the Company or any of its successors or assigns hereinafter issued or paid, directly or indirectly, in respect of the Initial Stock and/or the Subsequently Acquired Stock pursuant to the exercise of any conversion rights, any stock split, stock dividend, recapitalization, merger, share exchange or otherwise.

                Stockholder.  Stockholder shall have the meaning set forth in the first paragraph of this Agreement.

                Stockholder Director.  Stockholder Director shall mean any Director who is (a) a Stockholder (if such Stockholder is an individual), (b) any person who is a current or former officer, employee, partner, owner, consultant or advisor (financial, legal or other) or Affiliate of any Stockholder, and (c) any other person proposed by a Stockholder who is not a Stockholder-Nominated Independent Director and who, in the case of (a), (b) or (c), at the time of nomination or appointment to the Board of Directors shall have been satisfactory to the Board of Directors, as determined in its exercise of its fiduciary duties to the stockholders of the Company.

                Stockholder-Nominated Independent Director.  Stockholder-Nominated Independent Director shall have the meaning set forth in Section 3.01(b) hereof.

                Stockholders.  Stockholders shall have the meaning set forth in the first paragraph of this Agreement.

                Subordinated Secured Promissory Note.  Subordinated Secured Promissory Note shall mean the Amended and Restated Subordinated Secured Promissory Note of the Company dated as of May              , 2002 made payable to the order of Textile Investment and having an original principal amount of Six Million Five Hundred Fifty-Seven Thousand Nine Hundred Eight and 53/100 Dollars ($6,557,908.53).

                Subsequently Acquired Stock.  Subsequently Acquired Stock shall have the meaning set forth in the Recitals of this Agreement.

                Subsidiary.  Subsidiary shall mean any Person of which more than fifty percent (50%) of the outstanding Equity Securities having voting power generally in the election of directors is Beneficially Owned, directly or indirectly, by the Company, and shall include, without limitation, the Partnership.

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                Supermajority Vote.  Supermajority Vote shall mean the affirmative vote of a number of Directors equal to at least two-thirds (2/3) of the total number of seats on the Board of Directors (including any seats that are, at the time of such vote, vacant).

                13D Group.  13D Group shall mean any group of Persons who, with respect to the acquiring, holding, voting or disposing of Voting Securities would, assuming ownership of the requisite percentage thereof, be required under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder to file a statement on Schedule 13D with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act, or who would be considered a “person” under Section 13(g)(3) of the Exchange Act.

                382 Affiliate.  382 Affiliate shall have the meaning set forth in Section 2.01 hereof.

                2002 Annual Meeting of Stockholders.  2002 Annual Meeting of Stockholders shall mean the 2002 annual meeting of stockholders of the Company and any adjournments or postponements thereof.

                Transfer.  Transfer shall mean to sell, assign, pledge, grant a security interest in, hypothecate or otherwise to transfer, voluntarily or involuntarily, by operation of law or otherwise.

                Vote of the Independent Directors.  Vote of the Independent Directors shall mean the affirmative vote of at least a majority of the Independent Directors, provided that such affirmative vote of at least a majority of the Independent Directors shall not constitute a Vote of the Independent Directors unless (a) such affirmative vote of at least a majority of the Independent Directors includes the affirmative vote of not fewer than one (1) Independent Director who is not a Satisfactory Nominee, and (b) at the time of such vote, there shall be no fewer than two (2) Independent Directors who are not Satisfactory Nominees; provided that preceding clause (b) of this definition shall not be applicable with respect to a vote taken when one (1) Company-Nominated Independent Director position is vacant if such position shall have been vacant for a period of more than thirty (30) consecutive days without a replacement Company-Nominated Independent Director having been proposed as a nominee to fill such vacant position of Company-Nominated Independent Director in accordance with Section 3.01(b) hereof.

                Voting Securities.  Voting Securities shall mean any outstanding securities or other interests entitling the holder thereof to vote generally in the election of directors or managers of a Person.

2.             RESTRICTIONS ON TRANSFERS AND ACQUISITIONS

2.01.        Restrictions on Transfer.  No Stockholder may Transfer any interest in the Stock except to (i) the Company, (ii) an Affiliate of such Stockholder, (iii) any Person pursuant to Rule 144 promulgated under the Securities Act, provided that no such Transfers under this clause (iii) are made to any Person that has (together with its Affiliates and any Persons that are, together with such Person and/or any of its Affiliates, part of any 13D Group, after giving effect to such

6

Transfer) Beneficial Ownership of Equity Securities representing more than 5% of the total Equity Securities of the Company, or (iv) any Person pursuant to an exemption to the registration requirements of the Securities Act, provided that the approval requirements of Section 3.05 hereof are satisfied; provided further that the restrictions contained in this Agreement shall continue to be applicable to the Stock following any transfer pursuant to (ii) or (iv) above, and the transferees of any Stock pursuant to (ii) and (iv) above shall have executed and delivered to the Company an Instrument of Accession substantially in the form attached hereto as Exhibit B.  Notwithstanding the foregoing, from and after the date hereof and to and including November 14, 2004, neither the Stockholders nor any other Person(s) the ownership of securities by which would be attributable to the Stockholders for purposes of applying Section 382 of the Code (a “382 Affiliate”), shall Transfer, directly or indirectly, any Equity Security or Equity Rights of the Company if such Transfer, together with all other acquisitions and/or dispositions of Equity Securities or Equity Rights of the Company prior to and/or subsequent to the date hereof involving any one or more of (i) Textile Investment, (ii) Würzburg, (iii) any 382 Affiliate, and (iv) any other party (to the extent that the relevant acquisition or disposition involving such other party is actually known to the Stockholders or Latitude Licensing Corp. or is reported pursuant to the Exchange Act), would result in an “ownership change” within the meaning of Section 382 of the Code.

2.02.        Transfers in Breach of this Agreement. In the event of any Transfer of Stock in breach of this Agreement, commencing immediately upon the time of such attempted Transfer, (a) such Transfer shall be void and of no effect, (b) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such Stock (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived), and (c) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any such rights with respect to such Stock until such Transfer in breach of this Agreement has been rescinded.

2.03         RESTRICTIONS ON ACQUISITIONS

                From and after the date hereof and to and including November 14, 2004, neither the Stockholders nor any 382 Affiliate, shall acquire, directly or indirectly, any Equity Securities or Equity Rights of the Company if such acquisition, together with all other acquisitions and/or dispositions of Equity Securities or Equity Rights of the Company prior to and/or subsequent to the date hereof involving any one or more of (i) Textile Investment, (ii) Würzburg, (iii) any 382 Affiliate, and (iv) any other party (to the extent that the relevant acquisition or disposition involving such other party is actually known to the Stockholders or Latitude Licensing Corp. or is reported pursuant to the Exchange Act), would result in an “ownership change” within the meaning of Section 382 of the Code.

3.             VOTING PROVISIONS

3.01.        Nomination of Satisfactory Nominees.  (a)  At all times during the term of this Agreement, the Company and the Stockholders shall use their best efforts to cause the composition of the Board of Directors to reflect the following proportionate representation of Stockholder Directors, Company Directors and Independent Directors and to cause the

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Satisfactory Nominees to be apportioned as evenly as possible among the Class I Directors, Class II Directors and Class III Directors:

                Three (3) Stockholder Directors

                Two (2) Company Directors

                Four (4) Independent Directors

(b)           At each annual meeting of stockholders of the Company at which the term of any Independent Director is to expire and at any time that a vacancy of an Independent Director on the Board of Directors is to be filled, the identity of the person nominated by the Company to stand for election to the Board of Directors or to be appointed to fill such vacancy, as the case may be, shall be determined in the following manner.  If the term of any Independent Director initially proposed by the Stockholders or, thereafter, of any Independent Director proposed by the committee referred to in this sentence (each, a “Stockholder-Nominated Independent Director” and, collectively, the “Stockholder-Nominated Independent Directors”), expires or such position on the Board of Directors becomes vacant, a committee of Directors, a minority of whom shall consist of Directors other than Satisfactory Nominees, shall propose to the Board of Directors the nominee to serve as an Independent Director on the slate to be recommended by the Board of Directors to fill such vacancy.  If the term of any Independent Director initially proposed by the Senior Executives or, thereafter, of any Independent Director proposed by the committee referred to in this sentence (each, a “Company-Nominated Independent Director” and, collectively, the “Company-Nominated Independent Directors”), expires or such position on the Board of Directors becomes vacant, a committee of Directors, a minority of whom shall consist of Directors who are Satisfactory Nominees, shall propose to the Board of Directors the nominee to serve as an Independent Director on the slate to be recommended by the Board of Directors to fill such vacancy.  The Board of Directors shall approve the Independent Directors proposed in accordance with the preceding two (2) sentences unless the Board of Directors determines that to do so would constitute a breach of its fiduciary obligations to the Company’s stockholders.  For purposes of this Agreement, Neal J. Fox and Jon Hechler (assuming he was elected to the Board of Directors at the 2002 Annual Meeting of Stockholders) shall be deemed to be Independent Directors initially proposed by the Senior Executives.

(c)           For purposes of this Agreement, (i) the Company shall be considered to have used its “best efforts,” as required in Subsection (a), if it causes each Satisfactory Nominee and each Company Director whose class then stands for election to be included in the slate of nominees recommended by the Board of Directors to the Company’s stockholders for election as directors and uses all reasonable efforts to cause the election of such Satisfactory Nominees and Company Nominees, including the solicitation of proxies in favor of the election of such persons, and (ii) the Stockholders shall be considered to have used their “best efforts,” as required in Subsection (a) above, if in each election of Directors they vote the Stock in favor of the Stockholder Directors, the Company Directors and the Independent Directors.

3.02         Declassification of the Board of Directors.      The Company shall include in its proxy statement for the annual meeting of stockholders to be held in 2003 a proposal that the

8

Amended and Restated Certificate of Incorporation of the Company be amended to declassify the Board of Directors and shall recommend to the stockholders of the Company that such proposal be approved.

3.03.        Committees.  The Board of Directors will not establish any committee authorized to exercise the power of the Board of Directors unless (i) the Directors who are not Satisfactory Nominees are granted representation on such committee consistent with the proportions of the total number of Directors who are not Satisfactory Nominees to the total number of Directors as described in Section 3.01(a) and (b) hereof, or (ii) in the case of the Audit Committee and Compensation Committee, such committees consist of equal numbers of Stockholder-Nominated Independent Directors and Company-Nominated Independent Directors.  A committee of five (5) Directors having as its members two (2) Directors who are not Satisfactory Nominees and three (3) Directors who are Satisfactory Nominees shall be deemed to satisfy the requirements of clause (i) of the preceeding sentence.  The Board of Directors shall not establish or employ committees as a means designed to circumvent the purposes of this Agreement.

3.04         Voting Provisions.  Except for any Extraordinary Transaction approved by a Vote of the Independent Directors pursuant to Section 3.05 hereof, the Company shall not take, or cause or permit any Subsidiary to take, any of the following actions without approval by the Board of Directors by a Supermajority Vote:

(a)           the creation of any new Subsidiary which is in any way advantageous or preferential to any member of an Investor Group;

(b)           the entering into by the Company or any of its Subsidiaries of any joint ventures, partnerships or profit sharing agreements;

(c)           the guarantee by the Company or any Subsidiary of the debts or obligations of any entity other than a wholly-owned Subsidiary;

(d)           the entering into by the Company or any Subsidiary of any new supplier or distribution agreements;

(e)           any media expenditures or sponsorships by the Company or any Subsidiary inconsistent with past practice;

(f)            any material change to, or deviations from, the Budget;

(g)           the hiring and termination of any of the Senior Executives;

(h)           the loaning or advancing of money by, or bank overdrafts on any account of, the Company or any Subsidiary in excess of $750,000 outstanding at any time;

(i)            the use of cash or other assets of the Company or any Subsidiary, or the incurring of any liability by the Company or any Subsidiary, in connection with the opening of

9

any retail stores, outlets or other retail distribution outlets; provided, however, that nothing in this subsection shall prevent the Company or any Subsidiary from entering into franchise agreements allowing franchisees to open retail stores or outlets using trademarks owned by or licensed to the Company or any Subsidiary (to the extent that such franchise agreements do not result in any significant cost to, or the incurrence of liability by, the Company or any Subsidiary);

(j)            the incurring by the Company or the Partnership of any costs or liabilities, including without limitation liabilities pursuant to any pledge, granting of a security interest, or guaranty, not directly related to the apparel business of the Company or the Partnership;

(k)           any prepayment of the Subordinated Secured Promissory Note; or

(l)            the making of any quarterly installment of principal and interest on the Subordinated Secured Promissory Note in the Quarterly Payment Amounts on the corresponding Quarterly Payment Dates set forth in the Subordinated Secured Promissory Note unless the Partnership has an average of at least Two Million Five Hundred Thousand Dollars ($2,500,000) of availability under its line of credit from Congress Financial Corporation (including its successors and assigns) during the forty-five (45) day period immediately prior to such Quarterly Payment Date.

3.05         Special Approval of Extraordinary Transaction.  The Company shall not engage in, and shall not cause or permit any Subsidiary to engage in, any Extraordinary Transaction unless it is determined by a Vote of the Independent Directors that such Extraordinary Transaction is fair to the public stockholders of the Company without taking into account any effect of the stock ownership of the Stockholders and their Affiliates.  In making such determination, the Independent Directors shall be entitled, in their sole discretion and at the expense of the Company, to retain the services of independent legal counsel and independent financial advisors to advise them regarding their fiduciary duties and the overall fairness of the transaction.

3.06         Covenants of Stockholders.

                (a)           Except by virtue of the Stockholders’ representation on the Board, neither the Stockholders nor any of their Affiliates shall act, alone or in concert with others, to seek to control the day-to-day management of the Company or Board of Directors.

(b)           Neither the Stockholders nor any of their Affiliates shall, either alone or in concert with others, (i) initiate or propose any stockholder proposal or stockholder nominations or make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” to vote, or seek to influence any Person with respect to the voting of, any voting securities, or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A promulgated under the Exchange Act, as in effect as of the date hereof) in contravention of any of the provisions of this Agreement; (ii) otherwise act in contravention of the purposes of this Agreement or (iii) advise, assist or encourage or finance other Persons in connection with any of the foregoing types of activities.

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4.             LEGENDS ON CERTIFICATES

The certificates evidencing the Stock held by the Stockholders shall bear any legends required by federal or state securities law and the following legend required by Section 202 (a) of the Delaware General Corporation Law:

“The shares represented by this Certificate are subject to a Stockholders’ Agreement dated as of                   , 2002, a copy of which is on file at the principal office of the Company and will be furnished to any prospective purchaser on request.  Such Stockholders’ Agreement provides, among other things, for certain restrictions on the sale, transfer, pledge, granting of a security interest, hypothecation or disposition of the shares represented by this Certificate.”

5.             BENEFIT

This Agreement shall be binding upon and shall operate for the benefit of the parties hereto and their respective successors and assigns.

6.             INVALIDITY OF ANY PROVISION

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted, provided that the parties shall negotiate in good faith to replace the invalid provision with a valid provision reflecting the same balance of economic interests.

7.             MODIFICATION OF AGREEMENT

No modification, amendment or waiver of any of the provisions of this Agreement shall be valid unless approved by a majority of the Board of Directors (excluding for this purpose any Director who is a Satisfactory Nominee) and made in writing and signed by the Company and Stockholders owning, in the aggregate, a majority of the Stock subject to this Agreement.

8.             FURTHER ACTION

Upon approval by the Board of Directors, a copy of this Agreement shall be made a part of the minutes of the Company.

9.             ATTORNEY’S FEES AND COSTS

If any action at law or in equity (including any arbitration proceeding under Section 11 hereof) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall

11

be entitled to reasonable attorneys’ fees, costs, and necessary disbursements, in addition to any other relief to which it may be entitled.

10.           APPLICABLE LAW

This Agreement shall be construed in accordance with the laws of the State of Delaware without the application of principles of conflicts of law.

11.           ARBITRATION OF DISPUTES

(a)  Any dispute regarding any aspect of this Agreement or any act which allegedly has or would violate any provision of this Agreement will be submitted to binding arbitration.  Such arbitration shall be conducted before an arbitrator sitting in New York, New York or in such other location as may be agreed upon by the Company and the Stockholders, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect.  Judgment may be entered on the award of the arbitrator in any court having competent jurisdiction.

(b)  The arbitration provision set forth in clause (a) of this Section shall not restrict or otherwise affect the right of any party to this Agreement to bring suit for specific performance of this Agreement.  The parties agree that irreparable damage would occur in the event that any of the provisions of Articles 2 or 3 of this Agreement was not performed in accordance with its specific terms or was otherwise breached.  Each party agrees that, in the event of any breach or threatened breach by such party of any covenant or obligation contained in this Agreement, the other parties shall be entitled (in addition to any other remedy that may be available to them, including monetary damages) to seek and obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach.  The parties further agree that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 11, and irrevocably waive any rights they may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

12.          JURISDICTION; VENUE

                                                (A)          Each party to this Agreement hereby irrevocably consents to the exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and/or United States District Court for the Southern District of New York (collectively, the “New York Courts” and each a “New York Court”) in connection with any and all claims based upon or arising out of this Agreement or the matters or transactions contemplated herein, and irrevocably agrees that all claims in respect of any such matters or transactions may be heard in either of such New York Courts.

                                                (B)          Each party to this Agreement hereby waives any objection to jurisdiction and venue of any such claim brought, or action instituted, hereunder in any New York Court and further agrees not to assert (i) any defense based on the lack of

12

jurisdiction or venue in any New York Court, or (ii) any defense of improper venue or inconvenient forum in any New York Court.

                                                (C)          Each party to this Agreement hereby waives any right of jurisdiction on account of the place of such party’s residence, or domicile, or on account of such party’s place of incorporation, formation or organization.

                                                (D)          Each party to this Agreement hereby acknowledges and agrees that any forum other than a New York Court is an inconvenient forum and that a suit brought by any party against any other party in any court other than a New York Court should be transferred to a New York Court.

13.          SERVICE OF PROCESS; TEXTILE INVESTMENT; WÜRZBURG

                                                (a)           Textile Investment hereby irrevocably and unconditionally appoints Steven D. Dreyer, Esquire of Hall Dickler Kent Goldstein & Wood, LLP, currently located at 909 Third Avenue, 27th Floor, New York, New York 10022 (the “Process Agent”) as its agent to receive on behalf of Textile Investment service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 11 or 12 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent).  In any such action or proceeding in any New York Court, such service may be made on Textile Investment by delivering a copy of such process to Textile Investment in care of the Process Agent at the Process Agent’s above address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Textile Investment at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  Textile Investment hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Textile Investment’s behalf.  As an alternative method of service, Textile Investment hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Textile Investment by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement.  Textile Investment agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Textile Investment represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Textile Investment as herein described, and Textile Investment covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

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                                                (b)           Würzburg hereby irrevocably and unconditionally appoints the Process Agent as its agent to receive on behalf of Würzburg service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 11 or 12 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent).  In any such action or proceeding in any New York Court, such service may be made on Würzburg by delivering a copy of such process to Würzburg in care of the Process Agent at the Process Agent’s address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Würzburg at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  Würzburg hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Würzburg’s behalf.  As an alternative method of service, Würzburg hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Würzburg by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement.  Würzburg agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Würzburg represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Würzburg as herein described, and Würzburg covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

                                                (c)           The Company hereby irrevocably and unconditionally appoints its registered agent, as specified in its charter, as amended from time to time (the “Company Registered Agent”), as its agent to receive on behalf of the Company service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 11 or 12 of this Agreement in any New York Court.  In any such action or proceeding in any such New York Court, such service may be made on the Company by delivering a copy of such process to the Company in care of the Company Registered Agent at the Company Registered Agent’s address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to the Company at its address for notices in this Agreement (such service to be effective upon receipt by the Company Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)).  The Company hereby irrevocably and unconditionally authorizes and directs the Company Registered Agent to accept such service on the Company’s behalf.  As an alternative method of service, the Company hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by

14

mailing of copies of such process to the Company by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement.  The Company agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  The Company represents and warrants to the other parties to this Agreement that the Company Registered Agent has accepted its appointment as registered agent for the Company as herein described.

14.          WAIVER OF IMMUNITY

Each party to this Agreement represents, warrants, and agrees that to the extent such party may have or hereafter acquire any right of sovereign or other immunity from suit, court jurisdiction, attachment in aid of execution of judgment, set-off, execution or other legal process, such party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, such right of immunity with respect to its obligations hereunder and with respect to legal proceedings to enforce the same and to enforce any judgment rendered in such proceedings.

15.           ENTIRE AGREEMENT

This Agreement supersedes all agreements as to the subject matter hereof among the Stockholders and the Company including in each case amendments thereto, previously executed by the Stockholders and the Company, including without limitation the Company’s Shareholders’ Agreement dated August 9, 1999.  This Agreement sets forth all of the provisions, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings express or implied, oral or written as to the subject matter hereof.

16.           NOTICES

Unless otherwise specified herein, all notices, requests, demands and other communications to be given under this Agreement shall be in writing and shall be deemed given if (i) delivered in person, or by United States mail, certified or registered, with return receipt requested, (ii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (i) above, when transmitted and receipt is confirmed by telephone, or (iii) if otherwise actually delivered:

TO THE COMPANY:	3840 Bank Street, Baltimore, MD 21224-2522;

TO ANY STOCKHOLDER:	As the name and address of such Stockholder appears on the records of the Company;

or at such other address as may have been furnished by such person in writing to the other parties.  Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

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17.           TERM OF AGREEMENT

This Agreement shall be effective until the earliest to occur of (i) the Stockholders becoming the Beneficial Owners of all of the Equity Securities of the Company; (ii) liquidation or dissolution of the Company; or (iii) November 14, 2004.

16

IN WITNESS WHEREOF, the parties hereto have executed and sealed this Agreement as of the day and year first above written.

I.C. ISAACS & COMPANY, INC.

By:
Robert J. Arnot, Chief Executive Officer

STOCKHOLDERS:

TEXTILE INVESTMENT INTERNATIONAL S.A.

By:
	Name:	René Faltz
	Title:	Managing Director

By:
	Name:	Tom Felgen
	Title:	Managing Director

WÜRZBURG HOLDING S.A.

By:
	Name:	René Faltz
	Title:	Managing Director

By:
	Name:	Tom Felgen
	Title:	Managing Director

17

SCHEDULE A

Stockholder	No. of Shares of Common Stock
Würzburg Holding S.A.	500,000
Textile Investment International S.A.	0

18

EXHIBIT A

Budget

EXHIBIT B

Instrument of Accession

The undersigned,                           , in order to become the owner or holder of                       shares of Common Stock, $.0001 par value per share (the “Shares”), of I.C. Isaacs & Company, Inc., a Delaware corporation, hereby agrees to become a Stockholder under, and a party to, that certain Stockholders’ Agreement, dated as of                 , 2002 (the “Stockholder Agreement”), a copy of which is attached hereto.  This Instrument of Accession shall become a part of such Stockholders’ Agreement.

                Executed as of the date set forth below under the laws of the State of Delaware.

Signature:
Address:

Date:

Accepted:

I.C. ISAACS & COMPANY, INC.

By:

Date:

2

EXHIBIT E

Second Certificate of Amendment to

Certificate of Designation, Number, Voting Powers,

Preferences and Rights of the Series of the Preferred Stock of

I.C. Isaacs & Company, Inc.

Designated as Series A Convertible Preferred Stock

I.C. Isaacs & Company, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST:    The name of the Corporation is I.C. Isaacs & Company, Inc.

SECOND:  The Corporation desires to amend its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) by amending certain provisions contained in the Certificate of Designation relating to the Series A Convertible Preferred Stock of the Corporation, as filed with the Secretary of State of the State of Delaware (the “Secretary”) on November 5, 1999, as amended pursuant to a Certificate of Amendment filed with the Secretary on March 30, 2001 (as so amended, the “Certificate of Designation”).

THIRD:  The following resolutions were duly adopted by the Board of Directors of the Corporation on                         , 2002, in accordance with the provisions of Sections 151 and 242 of the DGCL and pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation.  Pursuant to such resolutions, the Certificate of Designation is hereby amended, from and after the date of acceptance of this Certificate of Amendment by the Secretary, as follows:

WHEREAS, under Article Fourth of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Corporation, the Board of Directors of the Corporation is permitted to authorize the issuance of one or more classes of its preferred stock with the designations, preferences, and relative participating, optional, or other rights and qualifications, limitations, or restrictions as may be fixed by the Board of Directors, and to amend the same; and

WHEREAS, pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation and in the provisions of Section 151 of the General Corporation Law of the State of Delaware, (i) the Corporation duly adopted on November 1, 1999 a resolution providing for the establishment and issuance of a series of preferred stock of the Corporation, par value $0.0001 per share, which was designated “Series A Convertible Preferred Stock” (the “Preferred Stock”) and which consisted of 3,300,000 shares, and had such preferences and rights as are set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware (the “Secretary”) on November 5, 1999 (the “Original Certificate of Designation”), and (ii)

the Corporation duly adopted on March 23, 2001 a resolution providing for an amendment to the Original Certificate of Designation to amend the preferences and rights of the Preferred Stock as set forth in the Certificate of Amendment filed with the Secretary on March 30, 2001 (as so amended, the “Certificate of Designation”); and

WHEREAS, the directors deem it fair, advisable and in the best interests of the Corporation and its stockholders to amend the terms of the Preferred Stock as set forth in the Certificate of Designation as follows:

RESOLVED, that Resolution Paragraphs (2) through (3) of the Certificate of Designation shall be deleted in their entirety and replaced with the following Paragraphs (2) through (3):

(2)           Until and including December 31, 2006 (the “Conversion Period”), the shares of Preferred Stock shall be convertible, in whole as to all of such shares but not in part, at the option of the holders thereof, into fully paid and nonassessable shares of common stock of the Corporation, par value $0.0001 per share (the “Common Stock”), at a conversion ratio of 1:1 (the “Conversion Ratio”).  The shares of Common Stock issuable upon conversion of the shares of Preferred Stock, when such shares of Common Stock shall be issued in accordance with the terms thereof, are hereby declared to be and shall be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock held by the holders thereof.

(3)                                  a.             To convert shares of Preferred Stock into shares of Common Stock pursuant to Paragraph (2) above, the holders thereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or to the transfer agent for the Preferred Stock or the Common Stock, together with written notice to the Corporation stating that it elects to convert the same and setting forth the name or names in which the certificate or certificates for the shares of Common Stock should be issued.

b.             No fractional shares of Common Stock shall be issued upon conversion of shares of Preferred Stock.  Any fractional shares of Common Stock resulting from conversion of the Preferred Stock shall be rounded down to the nearest whole share.

c.             The Corporation shall, as soon as practicable after the surrender of the certificate or certificates evidencing shares of Preferred Stock for conversion at the office of the Corporation or the transfer agent for the Preferred Stock or the Common Stock, issue to each holder of such shares, or its nominee or nominees, a certificate or certificates evidencing the number of shares of Common Stock (and any other securities and property) to which it shall be entitled.  Such conversion shall be deemed to have been

2

made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such date and shall, with respect to such shares, have only those rights of a holder of Common Stock of the Corporation.  At the time the conversion is deemed to have occurred, the rights of the holders of the shares of Preferred Stock shall cease except for the right to receive such shares of Common Stock.

d.             If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or combined into a smaller number of shares, or a dividend or other distribution in shares of Common Stock or other securities of the Corporation convertible into or exchangeable for shares of Common Stock shall be paid in respect of the outstanding shares Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), the Conversion Ratio in effect immediately prior to such subdivision or combination or at the record date of such dividend or distribution shall, simultaneously with the effectiveness of such subdivision or combination or immediately after the record date of such dividend or distribution, be proportionately adjusted so that the holders of shares of Preferred Stock shall have the right to convert such shares of Preferred Stock into the number of shares of Common Stock which they would have owned after the event had such shares of Preferred Stock been converted immediately before the happening of such event.  Any adjustment to the Conversion Ratio under this Paragraph (3)d. shall become effective at the close of business on the date the subdivision, combination, dividend or distribution referred to herein becomes effective.

e.             In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another Person (collectively referred to hereinafter as a “Reorganization”), the holders of the Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to a Reorganization, upon conversion of the Preferred Stock pursuant to Paragraph (2) above, the kind and number of shares of Common Stock or other securities or property (including cash) of the Corporation, or other corporation resulting from such consolidation or surviving such

3

merger, to which a holder of the number of shares of the Common Stock of the Corporation which such holder would have owned had such shares of Preferred Stock been converted immediately before such Reorganization (based on the Conversion Ratio then in effect) would have been entitled to receive with respect to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Preferred Stock, to the end that the provisions set forth herein (including the specified changes and other adjustments to the Conversion Ratio) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares, other securities or property thereafter receivable upon conversion of the Preferred Stock.  The provisions of this Paragraph (3)e. shall similarly apply to successive Reorganizations.

f.              The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect a conversion of all outstanding shares of the Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.  In the event of the consolidation or merger of the Corporation with another corporation where the Corporation is not the surviving corporation, effective provisions shall be made in the certificate or articles of incorporation, merger, or consolidation, or otherwise of the surviving corporation so that such corporation will at all times reserve and keep available a sufficient number of shares of common stock or other securities or property to provide for the conversion of the Preferred Stock in accordance with the provisions of Paragraph (3) hereof.

g.             No conversion rights shall attach to the Preferred Stock after the expiration of the Conversion Period.  Upon liquidation of the Corporation, the right of conversion shall terminate as of the close of business on the day fixed for payment of the liquidation preference payable with respect to the Preferred Stock pursuant to Paragraph (4) hereof.

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IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Robert J. Arnot, its President and Chief Executive Officer, this              day of                            , 2002.

I.C. Isaacs & Company, Inc.

By:
Robert J. Arnot, President and CEO

5

EXHIBIT F-1

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH LAWS.

No. 1

I. C. ISAACS & COMPANY, INC.

Common Stock Purchase Warrant

                I.C. Isaacs & Company, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, Textile Investment International S.A. (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the date hereof (the “Eligibility Date”) and before 5:00 P.M., New York time, on the Expiration Date (as hereinafter defined), Three Hundred Thousand (300,000) fully paid and nonassessable shares of Common Stock (as hereinafter defined) at a price of $0.75 per share (the “Exercise Price”).  The number of shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

                As used herein, the following terms, unless the context otherwise requires, have the following respective meanings for purposes of this Warrant:

(a)                                  “Affiliate” means, with respect to a particular Person, any other Person, whether now or hereafter existing, which controls, is controlled by, or is under common control with, such Person.  For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the Person.

(b)                                 “Company” means the Company and any Person that shall succeed or otherwise assume the obligations of the Company hereunder.

(c)                                  “Common Stock” means (i) the Company’s common stock, $0.0001 par value per share, and (ii) any other securities or other property into which or for which such common stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or other similar corporate rearrangement.

(d)                                 “Expiration Date” means December 31, 2011.

(e)                                  “Fair Market Value” of a share of Common Stock on the date of determination shall have the following meaning:

(i)                                     In the event that, as of the date of determination, the Company is a Reporting Company, then Fair Market Value of the Common Stock shall mean the last reported sale price per share of Common Stock on such date or, in case no such sale takes place on such date, the average closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or the Nasdaq Small Cap Market, as applicable, or if the Common Stock is not so listed or admitted to trading or included for quotation, the average high bid and low asked prices in the OTC Bulletin Board (or other over-the-counter market regulated by the National Association of Securities Dealers, Inc.) or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Board of Directors of the Company or by such other source or sources as shall be selected in good faith by the Board of Directors of the Company.  If the date of determination is not a trading day, the determination shall be made as of the next preceding trading day.  As used herein, the term “trading day” shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or Nasdaq Small Cap Market, any business day.

(ii)                                  If, as of the date of the determination of Fair Market Value, the Company is not a Reporting Company, then the Fair Market Value shall be the appraised fair market value as of such date, as determined by an independent appraiser of recognized standing and appraisal method selected by the Board of Directors of the Company.

(f)                                    “Person” means a natural person or any association, corporation, general partnership, limited partnership or limited liability company.

(g)                                 “Reporting Company” means a company the common stock of which is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

                1.             Exercise of Warrant.  The Holder may exercise this Warrant at any time and from time to time after the date hereof until 5:00 P.M., New York time, on the Expiration Date,

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provided however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day that shall not be such a day.

(a)           Full Exercise.  This Warrant may be exercised by the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

(b)           Partial Exercise.  This Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in Section 1(a) except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying the number of shares of Common Stock designated by the Holder in the subscription at the end hereof by the Exercise Price.  Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such warrant or warrants may still be exercised.

(c)           Exercise by Exchange of Warrant.  Notwithstanding the provisions of Subsection (a) above, the exercise price may be paid at the Holder’s election by surrender of all or a portion of the Warrant at any time or from time to time prior to its expiration (“Net Issuance”).  If the Holder elects the Net Issuance method, the Company will, as promptly as practicable, issue certificates representing shares of its Common Stock to the Holder hereof in accordance with the following formula:

X =  (P)(A-B)

      A

Where:                                                         X = the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being exercised.

P = the number of shares of Common Stock for which this Warrant is requested to be exercised.

A = the Fair Market Value of one (1) share of the Company’s Common Stock as of the date of such exercise.

B = the Exercise Price.

Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this section be made, or at such later date as may be specified in such request.  No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder of

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cash in the amount of such fraction multiplied by the then Fair Market Value of such securities on the date of the exchange.

                2.             Delivery of Stock Certificates, on Exercise.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise, plus, any cash in lieu of any fractional share to which the Holder would otherwise be entitled (calculated in accordance with Section 1 (c), together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                3.             Adjustment for Dividends in Other Stock, Property, Reclassification.  In case at any time or from time to time, the holders of Common Stock shall have received, or shall have become entitled to receive (on or after the record date fixed therefor), without payment therefor,

(a)                                  other or additional stock or other securities or property (other than cash) by way of dividend, or

(b)                                 any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

(c)                                  other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5 hereof), then and in each such case the Holder, upon the exercise hereof as provided in Section 1 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that Holder would hold on the date of such exercise if on the date hereof had he been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

                4.             Adjustment for Reorganization, Consolidation, Merger.

(a)           General.  In case at any time or from time to time, the Company shall (i) effect a reorganization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise

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provided in Section 4(c) hereof, Holder, upon the exercise hereof as provided in Section 1 hereof, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5 hereof.

(b)           Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for Holder.

(c)           Continuation of Terms.  Except as otherwise provided herein, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant.

                5.             Adjustment for Extraordinary Events.  In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect.  The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 5.

                The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1 hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction, the numerator of which is the Exercise Price that would otherwise (but for the provisions of this Section  5) be in effect, and the denominator of which is the Exercise Price in effect on the date of such exercise.

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                6.             Reservation of Stock, etc., Issuable on Exercise of Warrant.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise hereof.

                7.             Exchange of Warrant.  On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new warrant or warrant of like tenor, in the name of the Holder, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which this Warrant is then exercisable.

                8.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

                9.             Resale of Warrant or Securities.  Neither this Warrant nor the securities issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  Neither this Warrant nor such securities when issued may be sold, transferred, pledged or hypothecated, directly or indirectly, in whole or in part, in the absence of (i) an effective registration statement for this Warrant or such securities, as the case may be, under the Securities Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required.  The Company shall cause a certificate or certificates evidencing all or any of the securities issued upon exercise of this Warrant prior to said registration and qualification of such securities to bear the following legend: “The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state.  These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of, directly or indirectly, in whole or in part, in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required.”

                10.           Restrictions on Transfer.  In addition to the restrictions set forth in Section 9 above, this Warrant shall not be transferred, pledged or hypothecated, directly or indirectly, in whole or in part, by the Holder to any Person other than the Company or an Affiliate of the Holder without the prior written consent of the Company.  The Holder agrees that any of the shares of Common Stock issued upon the exercise of this Warrant shall be subject to the Stockholders’ Agreement by and between the Company and the Holder dated                           , 2002, as hereinafter amended (the “Stockholders’ Agreement”), which imposes certain stock transfer and other restrictions on the holder of such shares as set forth in the Stockholders’ Agreement.

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                11.           Notices, Etc.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

                12.           Governing Law.  This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                13.           Miscellaneous.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  This Warrant is being executed as an instrument under seal.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Issue Date: , 2002	I.C. ISAACS & COMPANY, INC.

By:
Robert J. Arnot, President

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FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

TO:  I.C. Isaacs & Company, Inc.

                The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder,                shares of Common Stock of I.C. Isaacs & Company, Inc. and [herewith makes payment of $                  therefor] [hereby elects to have such shares issued as a Net Issuance], and requests that the certificates for such shares be issued in the name of, and delivered to                             , whose address is                                             .

                Effective as of Holder’s purchase of such shares of Common Stock of I.C. Isaacs & Company, Inc. pursuant to the attached Warrant, Holder [and/or each person in whose name certificates for shares of Common Stock of the Company are issued pursuant hereto] agrees to be fully bound by, and be subject to, all of the covenants, terms and conditions of the Company Stockholders’ Agreement dated                         , 2002 (which has been made available to the undersigned) as though an original party thereto and agrees that he/she/it shall be deemed a “Stockholder” for all purposes thereof.

[HOLDER]

Dated:
(Signature must conform to name of holder as specified on the face of this Warrant)

(Address)

Dated:	[Stockholder(s)]

(Address)

EXHIBIT F-2

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH LAWS.

No. 2

I. C. ISAACS & COMPANY, INC.

Common Stock Purchase Warrant

                I.C. Isaacs & Company, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, Textile Investment International S.A. (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the date hereof (the “Eligibility Date”) and before 5:00 P.M., New York time, on the Expiration Date (as hereinafter defined), Two Hundred Thousand (200,000) fully paid and nonassessable shares of Common Stock (as hereinafter defined) at a price of $0.75 per share (the “Exercise Price”).  The number of shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

                As used herein, the following terms, unless the context otherwise requires, have the following respective meanings for purposes of this Warrant:

(a)                                  “Affiliate” means, with respect to a particular Person, any other Person, whether now or hereafter existing, which controls, is controlled by, or is under common control with, such Person.  For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the Person.

(b)                                 “Company” means the Company and any Person that shall succeed or otherwise assume the obligations of the Company hereunder.

(c)                                  “Common Stock” means (i) the Company’s common stock, $0.0001 par value per share, and (ii) any other securities or other property into which or for which such common stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or other similar corporate rearrangement.

(d)                                 “Expiration Date” means December 31, 2011.

(e)                                  “Fair Market Value” of a share of Common Stock on the date of determination shall have the following meaning:

(i)                                     In the event that, as of the date of determination, the Company is a Reporting Company, then Fair Market Value of the Common Stock shall mean the last reported sale price per share of Common Stock on such date or, in case no such sale takes place on such date, the average closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or the Nasdaq Small Cap Market, as applicable, or if the Common Stock is not so listed or admitted to trading or included for quotation, the average high bid and low asked prices in the OTC Bulletin Board (or other over-the-counter market regulated by the National Association of Securities Dealers, Inc.) or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Board of Directors of the Company or by such other source or sources as shall be selected in good faith by the Board of Directors of the Company.  If the date of determination is not a trading day, the determination shall be made as of the next preceding trading day.  As used herein, the term “trading day” shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or Nasdaq Small Cap Market, any business day.

(ii)                                  If, as of the date of the determination of Fair Market Value, the Company is not a Reporting Company, then the Fair Market Value shall be the appraised fair market value as of such date, as determined by an independent appraiser of recognized standing and appraisal method selected by the Board of Directors of the Company.

(f)                                    “Person” means a natural person or any association, corporation, general partnership, limited partnership or limited liability company.

(g)                                 “Reporting Company” means a company the common stock of which is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

                1.             Exercise of Warrant.  The Holder may exercise this Warrant at any time and from time to time after the date hereof until 5:00 P.M., New York time, on the Expiration Date,

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provided however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day that shall not be such a day.

(a)           Full Exercise.  This Warrant may be exercised by the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

(b)           Partial Exercise.  This Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in Section 1(a) except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying the number of shares of Common Stock designated by the Holder in the subscription at the end hereof by the Exercise Price.  Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such warrant or warrants may still be exercised.

(c)           Exercise by Exchange of Warrant.  Notwithstanding the provisions of Subsection (a) above, the exercise price may be paid at the Holder’s election by surrender of all or a portion of the Warrant at any time or from time to time prior to its expiration (“Net Issuance”).  If the Holder elects the Net Issuance method, the Company will, as promptly as practicable, issue certificates representing shares of its Common Stock to the Holder hereof in accordance with the following formula:

X =  (P)(A-B)

      A

Where:                                                         X = the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being exercised.

P = the number of shares of Common Stock for which this Warrant is requested to be exercised.

A = the Fair Market Value of one (1) share of the Company’s Common Stock as of the date of such exercise.

B = the Exercise Price.

Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this section be made, or at such later date as may be specified in such request.  No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder of

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cash in the amount of such fraction multiplied by the then Fair Market Value of such securities on the date of the exchange.

                2.             Delivery of Stock Certificates, on Exercise.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise, plus, any cash in lieu of any fractional share to which the Holder would otherwise be entitled (calculated in accordance with Section 1 (c), together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                3.             Adjustment for Dividends in Other Stock, Property, Reclassification.  In case at any time or from time to time, the holders of Common Stock shall have received, or shall have become entitled to receive (on or after the record date fixed therefor), without payment therefor,

(a)                                  other or additional stock or other securities or property (other than cash) by way of dividend, or

(b)                                 any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

(c)                                  other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5 hereof), then and in each such case the Holder, upon the exercise hereof as provided in Section 1 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that Holder would hold on the date of such exercise if on the date hereof had he been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

                4.             Adjustment for Reorganization, Consolidation, Merger.

(a)           General.  In case at any time or from time to time, the Company shall (i) effect a reorganization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise

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provided in Section 4(c) hereof, Holder, upon the exercise hereof as provided in Section 1 hereof, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5 hereof.

(b)           Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for Holder.

(c)           Continuation of Terms.  Except as otherwise provided herein, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant.

                5.             Adjustment for Extraordinary Events.  In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect.  The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 5.

                The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1 hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction, the numerator of which is the Exercise Price that would otherwise (but for the provisions of this Section  5) be in effect, and the denominator of which is the Exercise Price in effect on the date of such exercise.

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                6.             Reservation of Stock, etc., Issuable on Exercise of Warrant.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise hereof.

                7.             Exchange of Warrant.  On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new warrant or warrant of like tenor, in the name of the Holder, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which this Warrant is then exercisable.

                8.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

                9.             Resale of Warrant or Securities.  Neither this Warrant nor the securities issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  Neither this Warrant nor such securities when issued may be sold, transferred, pledged or hypothecated, directly or indirectly, in whole or in part, in the absence of (i) an effective registration statement for this Warrant or such securities, as the case may be, under the Securities Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required.  The Company shall cause a certificate or certificates evidencing all or any of the securities issued upon exercise of this Warrant prior to said registration and qualification of such securities to bear the following legend: “The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state.  These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of, directly or indirectly, in whole or in part, in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required.”

                10.           Restrictions on Transfer.  In addition to the restrictions set forth in Section 9 above, this Warrant shall not be transferred, pledged or hypothecated, directly or indirectly, in whole or in part, by the Holder to any Person other than the Company or an Affiliate of the Holder without the prior written consent of the Company.  The Holder agrees that any of the shares of Common Stock issued upon the exercise of this Warrant shall be subject to the Stockholders’ Agreement by and between the Company and the Holder dated                     , 2002, as hereinafter amended (the “Stockholders’ Agreement”), which imposes certain stock transfer and other restrictions on the holder of such shares as set forth in the Stockholders’ Agreement.

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                11.           Notices, Etc.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

                12.           Governing Law.  This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                13.           Miscellaneous.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  This Warrant is being executed as an instrument under seal.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Issue Date: , 2002	I.C. ISAACS & COMPANY, INC.

By:
Robert J. Arnot, President

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FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

TO:  I.C. Isaacs & Company, Inc.

                The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder,            shares of Common Stock of I.C. Isaacs & Company, Inc. and [herewith makes payment of $                therefor] [hereby elects to have such shares issued as a Net Issuance], and requests that the certificates for such shares be issued in the name of, and delivered to                                   , whose address is                                                      .

                Effective as of Holder’s purchase of such shares of Common Stock of I.C. Isaacs & Company, Inc. pursuant to the attached Warrant, Holder [and/or each person in whose name certificates for shares of Common Stock of the Company are issued pursuant hereto] agrees to be fully bound by, and be subject to, all of the covenants, terms and conditions of the Company Stockholders’ Agreement dated                          , 2002 (which has been made available to the undersigned) as though an original party thereto and agrees that he/she/it shall be deemed a “Stockholder” for all purposes thereof.

[HOLDER]

Dated:
(Signature must conform to name of holder as specified on the face of this Warrant)

(Address)

Dated:	[Stockholder(s)]

(Address)